EXHIBIT 10.7

WEYCO GROUP, INC. PENSION PLAN

Amended and Restated Effective January 1, 2006

The Weyco Group Inc. Pension Plan consists of Parts A, B and C

WEYCO GROUP, INC. PENSION PLAN

PART A

WEYCO GROUP, INC. PENSION PLAN
PART A

i

(continued)

ii

(continued)

iii

WEYCO GROUP, INC. PENSION PLAN

PART A

PREAMBLE

          Weyco Group, Inc. (known as “Weyenberg Shoe Manufacturing Company” until April 24, 1990) previously established and maintained the Weyenberg Shoe Manufacturing Company Salaried Employees Pension Plan (the “Salaried Plan”).

          Weyco Group, Inc. also previously established and maintained the Weyenberg Shoe Manufacturing Company Pension Plan for Hourly Paid Staff Employees (the “Hourly Plan”).  The assets and liabilities of the Hourly Plan were merged into the Salaried Plan effective January 1, 1992 and the resulting Plan was renamed as the Weyco Group, Inc. Pension Plan and Weyco Group, Inc. created a single document to set forth the provisions of each of the Salaried Plan and the Hourly Plan from the 1986 Tax Reform Act effective date (January 1, 1989) of each Plan until the date of the merger and, following the merger, the single plan resulting from such merger;

          Effective December 31, 2003, the assets and liabilities of the Weyco Group, Inc. Shoe Production Workers Pension Plan were merged into the Weyco Group, Inc. Pension Plan and Weyco Group, Inc. restated the Plan to set forth the terms and provisions of the merged plan.

          The Weyco Group, Inc. Pension Plan consists of Parts A, B and C.  Part A sets forth the provisions of general applicability such as the administration provisions, amendment and termination provisions, maximum benefit limitations, top heavy provisions, etc.  Part B sets forth the benefit structure applicable to the class of employees who would have been eligible under the provisions of this Plan as in effect prior to December 31, 2003.  Part C sets forth the benefit structure applicable to the class of employees would have been eligible under the Weyco Group, Inc. Shoe Production Workers Pension Plan as in effect prior to December 31, 2003.

          This Part A is restated effective as of January 1, 2006 (except to the extent a different effective date for a particular provision is specified.)

ARTICLE I

DEFINITIONS AND CONSTRUCTION

          Words and phrases appearing in this Part A shall have the respective meanings set forth in this Article, unless the context clearly indicates to the contrary.  Any capitalized term used but not defined in this Part A shall have the same meaning as set forth in Part B or C, whichever is applicable.

          1.01     “Actuary” means an individual actuary enrolled with the Federal Joint Board for the Enrollment of Actuaries selected by the Company, or firm of actuaries at least one of whose members is so enrolled.

          1.02     “Affiliated Employer” means each corporation which is included as a member of a controlled group with the Company and trades or businesses, whether or not incorporated, which are under common control by or with the Company within the meanings of Sections 414(b) and 414(c) of the Internal Revenue Code, or any amendments thereof.  Further, the term shall include any members of the same “affiliated service group” within the meaning of Internal Revenue Code Section 414(m) or deemed as such pursuant to regulations under Code Section 414(o).

          1.03     “Committee” means the Retirement Committee, if any, appointed pursuant to Section 3.02 to aid in administration of the Plan.

          1.04     “Company” means Weyco Group, Inc.  “Company” also means any Affiliated Employer which has been authorized by the Board of Directors of Weyco Group, Inc. to participate as a sponsor hereof and which has adopted this Plan by resolution of its Board; provided, however, that for purposes of the power to amend the Plan or to terminate the Plan in whole or in part or to make decisions with respect to the selection of the Trustee or to serve as Plan Administrator, Company shall refer only to Weyco Group, Inc.  (Nunn-Bush Shoe Company has become a Company sponsoring the Plan as to its employees effective January 1, 1992.)  Any participating Company shall have the right to terminate participation in the Plan with respect to its own employees.

          1.05     “Employee” means any person who is a participant in this Plan.

          1.06     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

          1.07     “Plan” means the Weyco Group, Inc. Pension Plan, the provisions of which are set forth herein, as amended from time to time.

          1.08     “Plan Administrator” means the Company.

          1.09     “Trust” means the Trust Agreement executed between the Company and the Trustee under the terms of which an irrevocable pension trust fund (the Trust Fund) is established to receive, hold and invest the contributions payable by the Company and the interest and other income thereon, and to pay pensions and expenses of the Plan as herein provided.

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          1.10     “Trust Fund” means the assets of every kind and description attributable to the Plan held under the Trust Agreement.

          1.11     “Trustee” means the trustee designated from time to time by the Company, currently the Marshall & Ilsley Trust Company.  Such term shall also refer to all successor trustees.

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ARTICLE II

PLAN FINANCING

          2.01     Contributions.

          No contributions shall be required or permitted under the Plan from any Employee.  The Company shall make such contributions to the Trust in such amounts and at such times as it shall determine, but at least in amounts and at times sufficient under accepted principles to maintain the Plan as a qualified employee pension plan meeting the minimum funding standard requirements of the Internal Revenue Code based upon the recommendations of the Actuary.  Forfeitures arising under the Plan for any reason shall be used as soon as possible to reduce the Company’s contributions under the Plan.  Except as provided in Title I and IV of the Employee Retirement Income Security Act of 1974, as amended, all benefits under the Plan shall be payable only from the Trust Fund and no liability for the payment of benefits under the Plan shall be imposed upon the Company or officers, directors, or shareholders, agent or employees of the Company.

          2.02     Trust Fund.

          All contributions under this Plan shall be paid to the Trustee and deposited in the Trust Fund.  Except as otherwise provided in Section 2.03, all assets of the Trust Fund, including investment income, shall be retained for the exclusive benefit of the Employees and their beneficiaries and shall be used to pay benefits to such persons or to pay administrative expenses to the extent not paid by the Company.

          2.03     Non-Reversion.

          Except as provided in this Section, the Company shall not have any right, title or interest in the contributions made by it under the Plan and no part of the Trust Fund shall revert to it or for its benefit, except that

(a)

Upon termination of the Plan and the allocation and distribution of the Trust Fund as provided herein, any funds remaining in the Trust Fund with respect to the Plan after the satisfaction of all benefit liabilities under the Plan (as defined in Section 4001(a)(16) of the Employee Retirement Income Security Act of 1974, as amended) shall revert to the Company.

(b)

If a contribution is made to the Trust by the Company by a mistake of fact, then such contribution shall be returned to the Company within one year after the payment of the contribution; and if any part or all of a contribution is disallowed as a deduction under Section 404 of the Internal Revenue Code with respect to the Company, then to the extent a contribution is disallowed as a deduction it shall be returned to the Company within one year after the disallowance.

          The Company hereby declares its intention that this Plan, as in effect from time to time, meet all requirements for tax qualified plans under the Internal Revenue Code, so that initial contributions and all succeeding contributions will be deductible under Section 404(a) and related provisions of the Internal Revenue Code, and all such contributions are hereby expressly made conditional upon such qualification of the Plan and the deductibility thereof.

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ARTICLE III

ADMINISTRATION

          3.01     General Administration.

          The Company shall be the Plan Administrator of, and a named fiduciary under, the Plan and may designate and appoint one or more persons to aid it in carrying out its duties as administrator and fiduciary.  The Company (and any such person appointed by the Company) shall have such powers as may be necessary to carry out the provisions of and may, from time to time, establish rules for the administration of the Plan and the transaction of the Plan’s business.  In making any such determination or rule, the Company (and any person appointed by the Company) shall pursue uniform policies and shall not discriminate in favor of or against any Employee.

          3.02     Retirement Committee.

          The Company may establish a Retirement Committee to consist of not less than three nor more than five persons (and may provide for alternates for each such person), to act for it in the administration of the Plan.  The Company may at any time appoint a successor member or alternate or remove and replace a member or alternate of such Committee.  The members of the Committee shall not receive compensation with respect to their services as such.

          3.03     Plan Administrator Authority.

          The Company as Plan Administrator shall have such powers as may be necessary to direct the administration of the Plan, including, but not by way of limitation, the following:

(a)	To construe and interpret the Plan, decide all questions of eligibility, and determine the amount, manner, and time of payment of any benefits hereunder;

(b)	To prescribe forms to be used in the administration of the Plan;

(c)	To make a determination as to the right of any person to a benefit and to afford any person dissatisfied with such determination the right to a hearing thereon;

(d)	To receive such information as shall be necessary for the proper administration of the Plan;

(e)	To prepare and distribute information explaining the Plan;

(f)	To receive and review the valuation of the Plan made by the Actuary;

(g)	To receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee;

(h)	To appoint or employ any agents it deems advisable, including accounting, legal, and actuarial counsel;

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(i)	To direct the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan;

(j)	To prescribe such procedures, rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan.

          3.04    Committee Procedures.

          Any such Committee may in its regulations or by action delegate the authority to any one or more of its members to take any action on behalf of the Committee and as to such actions, no meetings or unanimous consent shall be required.  The Committee may also act at a meeting or by its unanimous written consent.  A majority of the members of the Committee shall constitute a quorum for the transaction of business and shall have full power to act hereunder.  All decisions shall be made by vote of the majority present at any meeting at which a quorum is present, except for actions in writing without a meeting which must be unanimous.  The Committee may appoint a Secretary who may, but need not be, a member of the Committee.  The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs.  Any absent Committee member, and any dissenting Committee member who (at the time of the making of any decision by the majority) registers his dissent in writing delivered at that time to the other Committee members, shall be immune to the fullest extent permitted by law from any and all liability occasioned by or resulting from the decision of the majority.  All rules and decisions of the Committee shall be uniformly and consistently applied to all persons in similar circumstances.  The Committee shall be entitled to rely upon the Company’s records as to information pertinent to calculations or determinations made pursuant to the Plan.  A member of the Committee may not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right to claim to any benefit under the Plan is particularly involved.  If, in any case in which a Committee member is so disqualified to act, the remaining members cannot agree, then the Company will appoint a temporary substitute member to exercise all of the powers of the disqualified member concerning the matter in which that member is disqualified to act.

          3.05     Books and Records.

          The Company shall maintain such books of accounts, records, and other data as may be necessary or advisable in its judgment for the proper administration of the Plan.  The Company shall keep on file, in such manner as it may deem convenient and proper, all reports received from the Trustee and the Actuary.

          3.06     Indemnity Against Liability.

          The Company shall hold harmless and defend any individual in the employment of the Company, any director of the Company, and any Committee member against any claim, action or liability asserted against him in connection with or any action or failure to act regarding the Plan, except as and to the extent that any such liability is determined by the Company to be based upon the individual’s own willful misconduct.  This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

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          3.07     Claim and Domestic Relations Order Review Procedure.

          The Plan Administrator shall establish and administer a reasonable written procedure for the filing of claims (requests for benefits) by the Participants or their Beneficiaries, and for determining the qualified status of any “domestic relations order” as defined in paragraph 206(d)(3) of ERISA, including segregation to the extent required by law of any amounts thereby contested, all in accordance with such regulations as may be issued by the Secretary of Labor.  The Plan Administrator shall provide written notice to any Participant, Beneficiary, or alternate payee whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial, and shall afford a reasonable opportunity to any Participant or Beneficiary for a full and fair review of the decision denying the claim in accordance with such regulations as may be issued by the Secretary of Labor and consistent with the claims procedure established by that Plan Administrator.

          The Plan Administrator shall have full and complete discretionary authority to determine eligibility for benefits, to construe the terms of the Plan and to decide any matter presented through the claims review procedure.  Any final determination by the Plan Administrator shall be binding on all parties.  If challenged in court, such determination shall not be subject to de novo review and shall not be overturned unless proven to be arbitrary and capricious upon the evidence considered by the Plan Administrator at the time of such determination.

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ARTICLE IV

PLAN AMENDMENT AND TERMINATION

          4.01     Amendment and Termination.

          The Company expects the Plan to be permanent and continue indefinitely, but since future conditions affecting the Company cannot be anticipated or foreseen, the Company must necessarily and does hereby reserve the right to amend, modify or terminate the Plan at any time by action of its Board of Directors or by any person or persons authorized by the Board to take such action.  The Company may make any modifications or amendments to the Plan that are necessary or appropriate to qualify or maintain the Plan as a plan meeting the requirements of ERISA and the Internal Revenue Code and regulations thereunder as now in effect or hereafter amended.  No amendment of the Plan shall cause any part of the Trust Fund to be used for, or diverted to purposes other than for the exclusive benefit of the Employees or their beneficiaries covered by the Plan.

          4.02     Retroactive Effect.

          The Company may make such retroactive amendments as may be required by the Internal Revenue Service or by changes in the law from time to time in order to maintain qualification of the Plan and the Trust Fund under the appropriate provisions of the Internal Revenue Code or ERISA.  Anything to the contrary notwithstanding, any person who becomes entitled to a benefit from the Trust Fund shall not be affected by any benefit increases resulting from a subsequent Plan amendment, unless such amendment specifically provides otherwise.

          4.03     Distribution of Assets.

          Upon termination of the Plan as above provided (or upon partial termination as to Employees affected thereby), the rights of all affected Employees to benefits accrued to the date of termination shall be nonforfeitable; provided, however, that Employees shall be entitled to receive nonforfeitable benefits only from Plan assets, i.e., the Company does not guaranty that Plan assets shall be sufficient to pay all nonforfeitable benefits.  In the event of Plan termination, unless the Company will pay liquidation expenses, an amount estimated to be sufficient for that purpose shall be set aside, and the remaining portion of the Trust Fund held for the purposes of this Plan shall be used to provide for the payment of pensions in the following order of precedence:

(a)

To provide for the payment of benefits to Employees or their beneficiaries which were in pay status as of the beginning of the three year period ending on the termination or complete discontinuance of contributions date (or which would have been in pay status as of such date if the Employee had elected to retire as of the earliest date on which he was eligible to retire and receive a pension) based upon the provisions of the Plan (as in effect during the five year period ending on the termination or complete discontinuance of contributions date) under which such pension benefit would be the least;

(b)

To provide for the payment of benefits to Employees or their beneficiaries in excess of amounts covered in (a) above, to the extent such benefits are guaranteed by the Pension Benefit Guaranty Corporation;

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(c)

To provide for the payment of benefits to Employees who are entitled to or eligible for a Deferred Vested Pension (not including within the meaning thereof those benefits which are nonforfeitable solely as a result of the termination of the Plan) in excess of the amounts covered under (a) and (b) above; and

(d)

To provide for the payment of all benefits to all other Employees according to the respective actuarial values of their Accrued Pensions as of the termination or complete discontinuance of contributions date.

          It is the express intention of the Plan that the foregoing allocation of assets upon termination be accomplished in accordance with the provisions of Section 4044 of ERISA and the provisions of such Act shall be controlling in the event of any conflict or inconsistency of the above with such provisions of said Act.

          4.04     Manner of Distribution.

          Any distribution after termination of the Plan shall be made in nontransferable annuity contracts, except that if the single sum Actuarially Equivalent value of an Employee’s Accrued Pension is not more than $3,500 ($5,000 after 1997) (or such higher amount as permitted under IRS regulations), or less, such single sum value shall be distributed to the Employee in lieu of any other benefit hereunder.

          4.05     Residual Amounts.

          Upon termination of the Plan, and notwithstanding any other provision of the Plan, the Company shall receive such amount, if any, as may remain after the satisfaction of all benefit liabilities (as defined in Section 4001(a)(16) of ERISA) under the Plan.

          4.06     Termination Following Merger, Consolidation, or Transfer.

          If the Plan is terminated immediately following its merger or consolidation with, or a transfer of its assets and/or liabilities to, another plan, the benefit payable to each affected Employee shall not be less than that which he would have received if the Plan had terminated immediately before the merger, consolidation, or transfer.

          4.07     Withdrawal by Participating Sponsor.

(a)	(i)

The Actuary shall maintain records as to the portion of the Trust Fund allocable (based on uniform principles consistently applied) to the contributions of each Company, but such records are for accounting purposes only.  The Plan shall constitute one Plan, i.e., assets of the Plan which are attributable to the contributions of each sponsoring Company shall be available to provide benefits for Employees who are its own employees and the employees of each of the other sponsoring Companies hereunder.

(ii)

Weyco Group, Inc., based on the recommendations of the Actuary, shall determine the amount of total contributions to be made to the Plan each year.  The portion of such contributions chargeable to each sponsoring Company hereunder shall be determined by Weyco Group, Inc., based on the recommendations of the Actuary consistently applied.

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(iii)

Any sponsoring Company may, by action of its Board of Directors, cease benefit accruals for its own Employees.  Unless waived by each of the other sponsoring Employers, such Employer shall have a continuing obligation to contribute to the Plan until the portion of the Fund attributable to the contributions of such Company is at least equal to the present value of the benefits on a termination basis, as defined in IRS Reg. Section 1.414(l)-1, of the Employees (and former Employees) of that Company.  Such present value shall be determined under the funding assumptions being utilized by the Actuary.

(iv)

A Company may, by action of its Board of Directors, direct the transfer of assets and liabilities of its Employees (and former Employees) who are participating hereunder to a new plan and a separate trust (or other form of funding agency).  Upon receiving notice of Internal Revenue Service approval of such replacement plan the Plan Administrator shall transfer to that plan assets and liabilities attributable to the Employees (and former Employees) of the Company creating the replacement plan as determined by the Actuary consistent with the requirements of Internal Revenue Code Section 414(1).  Such transfer shall be permitted only if the amount which would be transferred under the foregoing provisions is no greater than the portion of the Fund attributable to the contributions of the transferring Company.  In the event the Company has ceased to be an Affiliated Employer with the remaining Companies who sponsor the Plan, any “excess assets” within the meaning of Internal Revenue Code Section 414(1) to be allocated to the replacement plan shall, to the extent permitted by law, be limited so that the total assets being transferred do not exceed the portion of the Fund attributable to the contributions to this Plan of the Company directing the transfer to the replacement plan.

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ARTICLE V

GUARANTIES AND LIABILITIES

          5.01     Duplications.

          There shall be no duplication of any benefits payable under the Plan.

          5.02     Nonguarantee of Employment.

          Employment rights shall not be enlarged or affected by reason of this Plan and when an Employee is retired or terminated, his employment relationship with the Company is terminated and his right to benefits is then determined by the terms of this Plan.

          5.03     Rights to Plan Assets.

          No Employee shall have any right to, or interest in, any assets of the Plan upon termination of his employment or otherwise, except as specifically provided herein.

          5.04     Nonalienation of Benefits.

          Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, except for the payment of benefits pursuant to qualified domestic relations orders as required by paragraph 206(d)(3) of ERISA or pursuant to federal tax liens as permitted by Code Section 401(a)(13)(C).

          5.05     Individual Liability.

          To the extent permitted by law, it is declared to be the express purpose of the Plan that no liability whatever shall attach to or be incurred by the stockholders, officers, employees or directors of the Company or by the Committee or by reason of any of the terms or conditions of the Plan.

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ARTICLE VI

GENERAL PROVISIONS

          6.01     Facility of Payment.

          If, in the Company’s judgment, any person entitled to make an election or to receive payment of a benefit is physically, mentally, or legally prevented from so doing, the Company may make such election or may authorize payment of such benefit to any person who, or institution which, in the Company’s judgment, is responsible for caring for the person entitled to the benefit.  If an amount becomes distributable to a minor or a person under legal disability, the Company may direct that such distribution may be made to such person without the intervention of any legal guardian or conservator, to a relative of such person for the benefit of such person or to the legal guardian or conservator of such person.  Any such distribution shall constitute a full discharge with respect to the Company as well as the Trust Fund, and the Company shall not be required to see to the application of any distribution so made.

          6.02     Identity of Payee.

          If at any time any doubt as to the identity of any person entitled to payment of any benefit hereunder or as to the amount or time of any such payment arises, the Company shall direct that such sum be held in the Trust until its further order or until final order of a court of competent jurisdiction or that such sum be paid into a court of competent jurisdiction in accordance with any lawful procedures in such case made and provided.

          6.03     Written Communications.

          Any notice, request, instruction, or other communication to be given or made hereunder shall be in writing and either personally delivered to the addressee or mailed fully postpaid and properly addressed to such addressee at the last address for notice shown on the Company’s records.

          6.04     Copy Available.

          A copy of this instrument and of any and all future amendments thereto shall be available to Employees for inspection at all reasonable times.

          6.05     Evidence Conclusive.

          The Company, the Committee, and any person or persons involved in the administration of the Plan shall be entitled to rely upon any certification, statement, or representation made or evidence furnished by any person with respect to his age or other facts required to be determined upon any of the provisions of the Plan, and shall not be liable on account of the payment of any monies or the doing of any act or failure to act in reliance thereon.  Any such certification, statement, representation, or evidence, upon being duly made or furnished, shall be conclusively binding upon the person furnishing it but not upon the Company, the Committee, or any person involved in the administration of the Plan.  Nothing herein contained shall be construed to prevent any of such parties from contesting any such certification, statement, representation, or evidence or to relieve any person from the duty of submitting satisfactory proof of his age or such other fact.

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          6.06     Name and Address Changes.

          Each person entitled to a benefit hereunder shall at all times be responsible for notifying the Company of any change in his name and address.  If any check in payment of a benefit hereunder (which was mailed to the last address of the payee as shown on the Company’s records) is returned unclaimed, further payments shall be discontinued until the Company directs otherwise.

          6.07     Retirement During Authorized Absence.

          An Employee who has been granted an authorized leave of absence by the Company and who otherwise is eligible to retire and receive a pension may do so without returning to active employment with the Company.

          6.08     Construction.

          The masculine gender, where appearing in the Plan, shall be deemed to include the feminine or common genders, unless the context clearly indicates to the contrary.  The words “hereof,” “hereunder,” and other similar compounds of the word “here” shall mean and refer to the entire Plan, not to any particular provision or section.  Where applicable, words in the singular shall include the plural, and vice versa.

          6.09     Headings.

          The headings and subheadings in this instrument are inserted for convenience and reference only and are not to be used in construing the Plan or any provision thereof.

          6.10     Multiple Copies.

          This instrument may be executed in any number of counterparts, each of which shall be deemed the original but all of which shall constitute one and the same Plan.

          6.11     Legislation Governs.

          This Plan is intended to meet the requirements of Section 401 and related provisions of the Internal Revenue Code and all applicable provisions of ERISA and regulations thereunder and any amendments thereto or replacements thereof (hereinafter, the “Applicable Employee Benefits Law”) and this Plan shall be construed and operated accordingly.  In the event of any conflict between any part, clause or provision hereof and the Applicable Employee Benefits Law, the provisions of such law shall be deemed controlling and the conflicting part, clause or provision hereof shall be deemed superseded to the extent of the conflict.

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          Any provision in this restated Plan originally created by amendment conditioned upon receipt of a favorable IRS determination letter shall be of no force and effect until such letter is received.

          The law of the State of Wisconsin shall govern this Plan in all matters which are to be determined by reference to state law as distinguished from federal law.

          6.12     Unclaimed Benefits.

          In the event a benefit cannot be paid due to an inability to locate the applicable Employee or beneficiary, such benefits shall be immediately forfeited.  Prior to any such forfeiture, the Committee shall make reasonable efforts to locate the person entitled to payment.  Any benefit forfeited pursuant to this Section 6.12 shall be restored and payable to the applicable Employee or beneficiary upon the making of a valid claim by such person.  Such person shall be entitled to any and all amounts which would have been payable to such person had the Committee been able to locate such Employee in time for payments to commence at Normal Retirement Date or, if later, the first of the month following his termination of employment.

          6.13     Reemployment Following Military Service.

          Notwithstanding any provision of this Plan to the contrary, effective as of December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code.

          6.14     Electronic Alternative to Writings.

          Any election, designation, waiver or other action to be taken in writing pursuant to the provisions of this Plan may instead be made electronically to the extent permitted under IRS and Department of Labor regulations governing retirement plans and to the extent permitted under applicable procedures established by the Plan Administrator.

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ARTICLE VII

TOP-HEAVY PROVISIONS

          7.01     Application.

          The provisions of this Article VII shall become effective only in any Plan Year in which the Plan is determined to be a top-heavy plan within the meaning of Section 416(g) of the Internal Revenue Code (the “Code”).  Generally, under Code Section 416(g) the Plan will be considered a top-heavy plan if:

(a)

sixty percent (60%) or more of the aggregate present value of the Accrued Pensions of Plan Participants who are participants in this Plan as of any “determination date,” as defined in Section 416(g)(4) of the Code, i.e., December 31, is attributable to “key employees” as defined in Section 7.05.  For this purpose, the present value of accrued pensions in this Plan shall be determined on the basis of the actuarial assumptions then being used for funding purposes; or

(b)	the Plan is part of a required aggregation group, within the meaning of Section 416(g) of the Code, and the required aggregation group is top-heavy.

          Notwithstanding paragraph (a) above, the Plan shall not be considered a top-heavy plan for any Plan Year in which the Plan is part of a required or a permissive aggregation group (within the meaning of Section 416(g) of the Code) which is not a top-heavy group.  If the Plan becomes “top-heavy” as of any determination date, then effective in the next succeeding Plan Year, the provisions of this Article VII shall apply.

          7.02     Special Vesting Rule.

          Notwithstanding any other provisions of Part B or C to the contrary, a Plan participant with at least 2 years of Vesting Service shall be entitled to a partial Deferred Vested Pension equal to the applicable percentage of his Accrued Pension, payable at the time provided in Part B or C, shown on the following table:

Years of Credited Service	Percentage of Accrued Pension to which He is Entitled

2 years	20%
3 years	40%
4 years	60%
5 years or more	100%

          7.03     Special Minimum Benefit.

          Notwithstanding any other provisions of the Plan to the contrary, each Plan participant who is not a Key Employee shall be entitled to a minimum normal accrued pension equal to (i) the amount otherwise provided by this Plan or (ii) two percent (2%) of the Plan participant’s average compensation under Code Section 416 for the five-year period in which it was the highest multiplied by his years of Credited Service up to ten (10) years for each Plan Year in which the Plan was “top-heavy” (as defined in Section 416 of the Internal Revenue Code), whichever is greater.  If such pension becomes payable prior to Normal Retirement Date, the amount payable to the Plan participant as a Basic Pension shall be his accrued pension reduced by one-half percent (.5%) per month for each month by which the payment commencement date precedes Normal Retirement Date.

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          7.04     Special Plan Compensation Cap.

          Notwithstanding any other provisions to the contrary, the total compensation (as defined in Section 415 of the Internal Revenue Code) of any Plan participant which is in excess of two hundred thousand dollars ($200,000) for any calendar years in which the Plan was “top-heavy” shall not be recognized by the Plan in computing benefits.  Such two hundred thousand dollars ($200,000) Plan Compensation Cap shall be adjusted for cost-of-living increases in the same manner as described in Section 415(c)(1)(A) of the Internal Revenue Code.

          7.05     Key Employee Defined.

          The term “Key Employee” shall have the same meaning as is specified in Section 416(i)(1) of the Internal Revenue Code, i.e., (i) certain officers of the Company whose annual compensation in any calendar year is greater than 150% of the Code Section 415(c)(1)(A) amount, (ii) the ten (10) employees with the largest equity ownership of the Company whose annual compensation in any calendar year is greater than the Code Section 415(c)(1)(a) amount, (iii) any employee with a five percent (5%) equity interest in the Company and (iv) any employee with a one percent (1%) equity interest in the Company whose annual compensation in any calendar year is one hundred fifty thousand dollars ($150,000) or more.  The term “Key Employee” as of any determination date shall be applied to any employee, former employee, retired employee, vested terminated employee or his spouse or beneficiary who was a “Key Employee” during the calendar year (ending with the determination date) or in any of the four preceding calendar years.

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ARTICLE VIII

GENERAL BENEFIT LIMITATIONS

8.01	Limitation on Annual Benefits.

(a)

Anything to the contrary herein notwithstanding, the maximum annual pension payable to an Employee on a single life basis under any provision of this Plan (and any other defined benefit pension plan of the Company or an Affiliated Employer) shall not exceed the greater of:

(i) $10,000; or

(ii) the lesser of:

(1)

$90,000 (which amount shall be adjusted automatically each Plan Year to the extent permitted by and in accordance with the Internal Revenue Code and regulations promulgated by the Secretary of the Treasury); or

(2)

100% of his compensation during his highest three consecutive calendar years during which he was both an active participant covered under this Plan and had his greatest aggregate compensation from the Company.

(b)

If an Employee has fewer than 10 Years of Participation in the Plan, the applicable maximum in subparagraph (a)(ii)(1) above shall be multiplied by a fraction of which the numerator is his Years of Participation in the Plan and the denominator is ten (10).  (For purposes of the rule of Section 8.02 only, the phrase “ten years of Vesting Service” shall replace the phrase “ten Years of Participation” in applying the requirements of this paragraph (b)).

(c)

If an Employee has fewer than 10 Years of Vesting Service, the applicable maximum in each of subparagraphs (a)(i) and (a)(ii)(2) above shall be multiplied by a fraction of which the numerator is his Years of Vesting Service, and the denominator is 10.

(d)	In no event shall the limitations of subparagraph (c) reduce the ceiling in subparagraph (a)(i) or subparagraph (a)(ii)(2) below 1/10 of the ceiling otherwise applicable under such subparagraph.

(e)	The limitations of paragraphs (b), (c) and (d) above shall apply separately to each change in the benefit structure of the Plan.

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(f)

Except as provided below, a benefit payable in a form other than a straight life annuity must be adjusted to an Actuarial Equivalent straight life annuity before applying the limitations of this Article.  For limitation years beginning before January 1, 1995, such Actuarially Equivalent straight life annuity is equal to the greater of the annuity benefit computed using the interest rate specified in the Plan for adjusting benefits in the same form or 5 percent.  For limitation years beginning after December 31, 1994, the Actuarially Equivalent straight life annuity is equal to the greater of the annuity benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form, and the annuity benefit computed using a 5 percent interest rate assumption and the applicable mortality table as specified in the definition of Actuarial Equivalent.  In determining the Actuarially Equivalent straight life annuity for a benefit form other than a nondecreasing annuity payable for a period of not less than the life of the Participant (or, in the case of a qualified pre-retirement survivor annuity, the life of the surviving spouse), or an annuity that decreases during the life of the Participant merely because of (a) the death of the survivor annuitant (but only if the reduction is not below 50% of the annual benefit payable before the death of the survivor annuitant), or (b) the cessation or reduction of Social Security supplements of qualified disability payments (as defined in §401(a)(11), “the applicable interest rate,” as specified in the definition of Actuarial Equivalent, will be substituted for “a 5 percent interest rate assumption” in the preceding sentence.  No actuarial adjustment to the benefit is required for (a) the value of a qualified joint and survivor annuity, (b) benefits that are not directly related to retirement benefits (such as the qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits), and (c) the value of post-retirement cost-of-living increases made in accordance with Section 415(d) of the Internal Revenue Code and Section 1.415-3(c)(2)(iii) of the Income Tax Regulations.  The annual benefit does not include any benefits attributable to Employee contributions or rollover contributions, or the assets transferred from a qualified plan that was not maintained by the Employer or an Affiliated Employer.

(g)	(i)

If benefits begin prior to Social Security Retirement Age, the limitation specified in subparagraph (a)(ii)(1) above shall be replaced with a limitation which is the Actuarial Equivalent of the limitation described at subparagraph (a)(ii)(1) above beginning at the Social Security Retirement Age.  Computation of such Actuarial Equivalence for purposes of this subparagraph shall be made in such manner as the Secretary of the Treasury may prescribe which is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.  Unless regulations specify to the contrary:

(1)

If a Participant’s Social Security Retirement Age is 65, the applicable limitation under subparagraph (a)(ii)(1) for benefits commencing on or after age 62 is reduced by 5/9 of 1% for each month by which benefits commence before the month in which the Employee attains age 65.

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(2)

If a Participant’s Social Security Retirement Age is greater than 65, the limitation under subparagraph (a)(ii)(1) for benefits commencing at or after age 62 is determined by reducing it by 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each of the additional months (up to 24 months) by which benefits commence before the month of the Participant’s Social Security Retirement Age.

(3)

The limitation under subparagraph (a)(ii)(1) for benefits commencing prior to age 62 is the Actuarial Equivalent of the limitation for benefits commencing at age 62, with the limitation under subparagraph (a)(ii)(1) for benefits commencing at age 62 reduced for each month by which benefits commence before the month in which a Participant attains age 62.  The annual benefit beginning prior to age 62 shall be determined as the lesser of the equivalent annual benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for determining Actuarial Equivalence for early retirement benefits, and the equivalent annual benefit computed using a 5 percent interest rate and the applicable mortality table specified in the definition of Actuarial Equivalent.  Any decrease in the adjusted defined benefit dollar limitation determined in accordance with this provision shall not reflect any mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

(ii)

If benefits begin after the Social Security Retirement Age, the limitation specified in subparagraph (a)(ii)(1) above shall be increased so that it is the Actuarial Equivalent of the limit described at subparagraph (a)(ii)(1) above beginning at the Social Security Retirement Age.  The equivalent annual benefit beginning after Social Security Retirement Age shall be determined as the lesser of (i) the equivalent annual benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for purposes of determining Actuarial Equivalence for delayed retirement benefits and (ii) the equivalent annual benefit computed using a 5 percent interest rate assumption and the applicable mortality table specified in the definition of Actuarial Equivalent.

(h)

Because the Plan was adopted and in effect before December 8, 1994, determinations under Code Section 415(b)(2)(E) that are made before the “RPA ’94 freeze date,” i.e., the date that is the earlier of:

	(i)	the later of the date a Plan amendment incorporating the applicable interest rate and mortality table in the Actuarial Equivalent definition was adopted or made effective, and

	(ii)	the first day of the first limitation year beginning after December 31, 1999

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shall be made with respect to an Employee’s RPA ‘94 old law benefit on the basis of Code Section 415(b)(2)(E) as in effect on December 7, 1994, and the provisions of the Plan as in effect on December 7, 1994, because such provisions of the Plan met the requirements of Code Section 415(b)(2)(E) as so in effect.

The RPA ‘94 old law benefit is the Participant’s accrued benefit under the terms of the Plan as of the RPA ‘94 freeze date, for the annuity starting date and optional form and taking into account the limitations of Section 415, as in effect on December 7, 1994, including the participation requirements under Section 415(b)(5).  In determining the amount of a Participant’s RPA ‘94 old law benefit, the following shall be disregarded:

	(i)	Any plan amendment increasing benefits adopted after the RPA ‘94 freeze date; and

	(ii)	Any cost of living adjustments that become effective after such date.

A Participant’s RPA ‘94 old law benefit is not increased after the RPA ‘94 freeze date, but if the limitations of Section 415, as in effect on December 7, 1994, are less than the limitations that were applied to determine the Participant’s RPA ‘94 old law benefit on the RPA ‘94 freeze date, then the Participant’s RPA ‘94 old law benefit will be reduced in accordance with such reduced limitation.  If, at any date after the RPA ‘94 freeze date, the Participant’s total Plan benefit, before the application of Section 415, is less than the Participant’s RPA ‘94 old law benefit, the RPA ‘94 old law benefit will be reduced to the Participant’s total Plan benefit.

The RPA ‘94 freeze date is a date that is on or before the first day of the first limitation year beginning after December 31, 1999, and is the same date that the Section 417(e)(3) changes were made effective for the Plan.

Notwithstanding any other provision hereof to the contrary, Method 3 of Rev. Rul. 98-1, Question and Answer 14 shall be used in calculating the limitations of Code Section 415(b)(2)(E).

(i)

On January 1 of each year, to the extent the annual pension payable to a retired or otherwise terminated participant has been limited by the maximum dollar limitation imposed by Code Section 415(b)(1)(A) and Plan Section 8.01(a)(ii)(1), such pension shall automatically increase in accordance with cost of living adjustments to the maximum dollar limitation on pension benefits under Code Section 415(d)(1).

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          8.02     Rule Where an Employee is also Covered by a Defined Contribution Plan.

          This Section 8.02 shall cease to be of any effect from and after January 1, 2000 for Participant who have not terminated employment prior to January 1, 2000.  If any Employee hereunder is also a participant under any defined contribution plan maintained by the Company or an Affiliated Employer for any limitation year, then the projected annual benefit payable as a single life pension hereunder shall be restricted so that the sum of the defined benefit plan fraction and the defined contribution plan fraction for any such year shall not exceed 1.0.  Such restriction shall be made in this Plan first, i.e. no adjustment shall be required in the defined contribution plan.  For purposes of this Section 8.02, “defined benefit plan fraction” shall mean a fraction (i) the numerator of which is the projected annual benefit of the Employee (the annual benefit to which such Employee would be entitled under the terms of the defined benefit plan on the assumptions that he continues employment until his normal retirement age as determined under the terms of such defined benefit plan, that his compensation continues at the same rate as in effect in the year under consideration until the date of his normal retirement age and that all other relevant factors used to determine benefits under such defined benefit plan remain constant as of the current limitation year for all future years) under all defined benefit plans maintained by the Company and Affiliated Employers, determined as of the close of the limitation year, and (ii) the denominator of which is the lesser of (a) 1.25 multiplied by the maximum dollar limitation for such year for defined benefit plans pursuant to Internal Revenue Code Section 415 or (b) 1.4 multiplied by the projected annual benefit of such Employee under such defined benefit plans determined as of the close of the limitation year as if such defined benefit plans provided the maximum benefits allowable under the Internal Revenue Code Section 415 expressed as a percentage of compensation; and “defined contribution plan fraction,” for any limitation year, shall mean a fraction (i) the numerator of which is the sum of the Annual Additions to the Employee’s account under all defined contribution plans maintained by the Company and Affiliated Employers in such limitation year and all other limitation years, and (ii) the denominator of which is the lesser of the sum for such limitation year and all prior limitation years of the Employee’s service with the Company and Affiliated Employers (including service prior to the effective date of the Plan) of the lesser for each such year of (a) 1.25 multiplied by the maximum dollar limitation under Code Section 415 for such year for defined contribution plans or (b) 1.4 times maximum amount of Annual Additions for such year to such Employee’s accounts under such defined contribution plans expressed as a percentage of compensation which could have been made under the maximum dollar limitation of Internal Revenue Code Section 415 for defined contribution plans.

8.03	Definitions.

(a)

For purposes of this Article VIII, the term “Annual Additions” with respect to all defined contribution plans (as defined in Section 414(i) of the Internal Revenue Code) of the Company and any Affiliated Employers for any limitation year means with regard to any Employee the sum (for any limitation year) of:

	(i)	Company and Affiliated Employer contributions to all such plans in respect of said year; and

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(ii)	(1)	For limitation years ending prior to January 1, 1987 the lesser of:

		a.	The amount of the Employee’s contribution, if any, in said year in excess of six percent (6%) of his compensation received by such plans in said year; and

		b.	One-half (½) of the Employee’s contributions to such plans in said year; and

	(2)	For limitation years beginning after December 31, 1986:

The amount of any Employee contributions received by such plans in said year.

(iii)	Forfeitures credited to such Employee’s accounts in respect of such year; and

(iv)	Amounts described in Section 415(e)(1) and 419(A)(d)(2) of the Internal Revenue Code.

          The Employee’s contributions mentioned in subparagraph (ii) above shall be determined without regard to rollover contributions from any individual retirement account, if any.

(b)

For purposes of this Article VIII, “compensation” shall mean the Employee’s earnings from his employment with the Company and Affiliated Employers, and, unless otherwise required by regulation, includes bonuses and other taxable payments, but excludes deferred compensation, stock options and other distributions which received special tax benefits.  For limitation years beginning after December 31, 1997, for purposes of applying the limitations of this Article, compensation paid or made available during such limitation year shall include any elective deferral (as defined in Code §402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of  §125 or 132(f)(4).

(c)	For purposes of this Article VIII, a 50% test rather than an 80% test shall be used in determining whether a corporation is an Affiliated Employer under Internal Revenue Code Section 1563(a)(1).

(d)	For purposes of this Article VIII, “Limitation Year” means the Plan Year.

(e)

For purposes of this Article VIII, “Year of Participation” shall mean a Plan Year during which the Employee was covered under the Plan as an Employee described in Article II on at least one day in such Plan Year.

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8.04	Application of Cost of Living Increases to Fresh Start Benefits.

(a)

Part B utilizes the fresh start approach described in IRS Regulation Section 1.401(a)(4) - (13).  In particular, for purposes of the fresh start rules, the individual’s frozen accrued benefit under Part B Section 3.01(c)(1) and Part B Section 1.01(b)(iii) and (c)(iii) is the December 31, 1988 accrued benefit under the Weyenberg Shoe Manufacturing Company’s Salaried Employees’ Pension Plan as in effect on December 31, 1988.  As provided under LRM #24 for defined benefit plans, in connection with such fresh start if the amount of a Participant’s December 31, 1988 frozen accrued benefit was limited by the application of Code Section 415, the Participant’s December 31, 1988 frozen accrued benefit will be increased for years after that date to the extent permitted under Code Section 415(d)(1).  The same rule shall apply to the December 31, 1993 frozen accrued benefit of any Employee who had a December 31, 1993 fresh start described in Part B Section 1.01(a).

(b)

This paragraph (b) has been added to the Plan by an amendment adopted in December of the year 2000 and describes the effect of the foregoing paragraph (a) of this Section 8.04 and Section 8.01(i) on two Employees in the Plan whose benefits continue to be the December 31, 1988 fresh start benefits.  The interaction of the ongoing Plan provisions with the Employees’ compensation levels and capped years of service has been such that these two Employees have accrued no additional benefits subsequent to December 31, 1988.  In the absence of the ceiling on benefits established under Code Section 415(b)(1)(A) and Plan Section 8.01(a)(ii)(A), the December 31, 1988 accrued pensions of these two Employees would have been $207,525.20 and $230,729.34 respectively.  However, because of the limitations under Code Section 415(b)(1)(A) and Plan Section 8.01(a)(ii)(A), the December 31, 1988 accrued benefit of each of these individuals was $94,023.  One of the individuals retired and went into pay status January 1, 1998.  The pension payable to him for 1998 under the rules of paragraph (a) of this Section 8.04 was $130,000.  This was the December 31, 1988 benefit of $94,023 (as limited by Code Section 415(b)(l)(A) as then in effect) increased by the cost of living increases permitted under Code Section 415(d)(1).  The same individual was entitled to a pension of $130,000 in 1999 and $135,000 in the year 2000 because of the further increases in the limitation described in Code Section 415(b)(1)(A) and Plan Section 8.01(a)(ii)(A) as a result of the cost of living increases pursuant to Code Section 415(d)(1) and Plan Section 8.01(i).  The other individual is retiring and going into pay status effective January 1, 2001.  Therefore, that individual’s pension payable in the year 2001 will be $140,000–the December 31, 1988 fresh start amount of $94,023 increased for cost of living increases pursuant to Code Section 415(d)(1).  The pension of each of the two individuals will continue to increase in the future pursuant to Section 8.01(i) as and when the maximum pension available under Code Section 415(b)(1)(A) and Plan Section 8.01(a)(ii)(A) increases as a result of cost of living increases under Code Section 415(d)(1).

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ARTICLE IX

GOVERNMENTAL LIMITATIONS

9.01	In General.

Notwithstanding any other provisions in the Plan to the contrary, the retirement benefits provided under the Plan from Company contributions shall be subject to the following restrictions:

(a)

In the event of the termination of the Plan, the benefit of any current or former Highly Compensated Employee as defined in Section 9.02 is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Internal Revenue Code.

(b)

The annual payments to a Restricted Employee, as defined below, are limited to an amount equal to the payments that would be made on behalf of the Restricted Employee under a Basic Pension that is the Actuarial Equivalent of the sum of the Restricted Employee’s Accrued Pension and the Restricted Employee’s other benefits under the Plan.

          Notwithstanding the foregoing, the restrictions in paragraph (b) above shall not apply if after payment of all benefits to a Restricted Employee, the value of Plan assets equals or exceeds 110% of the value of current liabilities as defined in Internal Revenue Code Section 412(1)(7), or if the value of a Restricted Employee’s benefits is less than 1% of the value of the Plan’s current liabilities.

9.02	Interpretative Rules.

For purposes of this Article IX a “Restricted Employee” shall include the 25 most highly paid current and former Highly Compensated Employees.

“Highly Compensated Employee” means any Employee who is a “Highly Compensated Employee” within the meaning of Code Section 414(q), i.e., any employee of the Company or any Affiliated Employer who:

(a)	was more than a 5% owner, as defined in Code Section 416(i)(1)(B), of the Company or any Affiliated Employer during the Plan Year or immediately preceding Plan Year; or

(b)

during the immediately preceding Plan Year received annual compensation from the group consisting of the Employer and any Affiliated Employers of more than $80,000 (or such greater amount as may be established by the Internal Revenue Service) and was in the top 20% of employees in the group consisting of the Company and any Affiliated Employers during that immediately preceding year.

          For purposes of this Section 9.02 “compensation” for any Plan Year shall have the same meaning as “compensation” for that Plan Year as defined in Section 8.03(b) plus for years prior to 1998 the amount of any contributions for the Employee under this Plan for that Plan Year and the amount of any elective deferrals of the Employee under a plan described in Internal Revenue Code Section 125 or 132(f)(4).

23

          In addition, for any Plan Year following reemployment after a termination of employment, an employee shall be treated as a Highly Compensated Employee if, either at the time he originally terminated employment or at any time after attaining age 55, he was a Highly Compensated Employee.

          The determination of who is a Highly Compensated Employee shall be made in accordance with Code Section 414(q) and regulations thereunder (including the use of any transition rules and/or available alternatives, as elected by the Company).

          For purposes of this Article IX a Restricted Employee’s benefits include loans in excess of the amount set forth in Internal Revenue Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Restricted Employee, and any death benefits not provided for by insurance on the Restricted Employee’s life.

          The limitations in this Article IX shall automatically become inoperative and of no effect upon a ruling by the Internal Revenue Service that they are not required.

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ARTICLE X

DIRECT ROLLOVER

10.01	General Rule.

          This Article applies to any eligible rollover distributions.  Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

10.02	Definitions.

(a)

Eligible rollover distribution:  an eligible rollover distribution is any distribution otherwise authorized by the Plan of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:  any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a) of the Code; and the portion of any distribution that is not includable in gross income determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(b)

Eligible retirement plan:  An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee’s eligible rollover distribution.  However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

(c)

Distributee:  A distributee includes an employee or former employee.  In addition, the employee’s or former employee’s surviving spouse and the employee’s or former employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

(d)	Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

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10.03	$1,000 Rule.

          If the recipient should fail to make a direct rollover election with respect to a distribution which is an eligible rollover distribution and if the amount of that distribution is in excess of $1,000, then the Plan Administrator shall cause the recipient’s distribution to be rolled to an individual retirement account selected by the Plan Administrator.  (Of course, once such distribution is made the recipient may elect to receive a distribution from that individual retirement account or to roll the assets of that individual retirement account to some other individual retirement account or employer sponsored retirement plan authorized under the Code to accept rollovers.)  The rules of this Section 10.03 are effective after December 31, 2001 or such later date as established under applicable regulations.

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ARTICLE XI

EGTRRA AMENDMENTS

11.01	Preamble.

(a)

Adoption and effective date of amendment. This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

(b)	Supersession of inconsistent provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

11.02	Limitations on Benefits.

(a)	Effective date. This Section shall be effective for limitation years ending after December 31, 2001.

(b)

Effect on Employees.  Benefit increases resulting from the increase in the limitations of Section 415(b) of the Code will be provided to all current and former Plan participants who have an accrued benefit in the Plan on December 31, 2001 other than an accrued benefit resulting from a benefit increase solely as a result of the increases in limitations under Code Section 415(b).

(c)	Definitions.

(i)

Defined benefit dollar limitation. The “defined benefit dollar limitation” is $160,000, as adjusted, effective January 1 of each year, under Section 415(d) of the Code in such manner as the Secretary shall prescribe, and payable in the form of a straight life annuity. A limitation as adjusted under Section 415(d) will apply to limitation years ending with or within the calendar year for which the adjustment applies.

(ii)

Maximum permissible benefit: The “maximum permissible benefit” is the lesser of the defined benefit dollar limitation or the defined benefit compensation limitation (both adjusted where required, as provided in (1) and, if applicable, in (2) or (3) below).

(1)

If the participant has fewer than 10 years of participation in the plan, the defined benefit dollar limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of participation in the plan and (ii) the denominator of which is 10. In the case of a participant who has fewer than 10 years of service with the employer, the defined benefit compensation limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of service with the employer and (ii) the denominator of which is 10.

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(2)

If the benefit of a participant begins prior to age 62, the defined benefit dollar limitation applicable to the participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the actuarial equivalent of the defined benefit dollar limitation applicable to the participant at age 62 (adjusted under (a) above, if required). The defined benefit dollar limitation applicable at an age prior to age 62 is determined as the lesser of (i) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table (or other tabular factor) specified in Section 1.02 of Part B of the plan and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5 percent interest rate and the applicable mortality table as defined in the plan. Any decrease in the defined benefit dollar limitation determined in accordance with this paragraph (b) shall not reflect a mortality decrement if benefits are not forfeited upon the death of the participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

(3)

If the benefit of a participant begins after the participant attains age 65, the defined benefit dollar limitation applicable to the participant at the later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is actuarially equivalent to the defined benefit dollar limitation applicable to the participant at age 65 (adjusted under (a) above, if required). The actuarial equivalent of the defined benefit dollar limitation applicable at an age after age 65 is determined as (i) the lesser of the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table (or other tabular factor) specified in Section 1.02 of Part B of the plan and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5 percent interest rate assumption and the applicable mortality table as defined in Section 1.02 of Part B of the plan. For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

(d)

Multiemployer Plans.  For limitation years beginning after December 31, 2001, a multiemployer plan is not combined or aggregated with a non-multiemployer plan for purposes of applying the Section 415(b)(1)(B) compensation limit to the non-multiemployer plan.

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11.03	Increase in Compensation Limit.

(a)

Increase in limit.  The annual compensation of each Plan participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). For purposes of determining benefit accruals in a plan year beginning after December 31, 2001, the compensation for any prior determination period shall be $200,000.

(b)

Cost-of-living adjustment.  The $200,000 limit on annual compensation in paragraph (a) shall be adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

11.04	Modification of Top-Heavy Rules.

(a)

Effective date.  This Section shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Section amends Article VII of the Plan.

(b)	Determination of top-heavy status.

(i)

Key employee.  Key employee means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5 percent owner of the employer, or a 1 percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(ii)

Determination of present values and amounts.  Subparagraphs (iii) and (iv) below shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

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(iii)

Distributions during year ending on the determination date.  The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1 year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5 year period” for “1 year period.”

(iv)

Employees not performing services during year ending on the determination date.  The accrued benefits and accounts of any individual who has not performed services for the employer during the 1 year period ending on the determination date shall not be taken into account.

(c)

Minimum benefits.  For purposes of satisfying the minimum benefit requirements of Section 416(c)(1) of the Code and the Plan, in determining years of service with the employer, any service with the employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no key employee or former key employee.

11.05	Direct Rollovers of Plan Distributions.

(a)	Effective date. This Section shall be effective for limitation years ending after December 31, 2001.

(b)

Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions in Article X of the Plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

(c)

Modification of definition of eligible rollover distribution to include after-tax employee contributions.  For purposes of the direct rollover provisions in Article X of the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be paid only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

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WEYCO GROUP, INC. PENSION PLAN

PART B

Amended and Restated Effective January 1, 2006

WEYCO GROUP, INC. PENSION PLAN
PART B

i

(continued)

ii

(continued)

iii

WEYCO GROUP, INC. PENSION PLAN
PART B

PREAMBLE

          This document sets forth the terms and provisions of Part B of the Weyco Group, Inc. Pension Plan.  Employees eligible under this Part B are those employees who would have been eligible under the Weyco Group, Inc. Pension Plan had the merger of the Weyco Group Inc. Shoe Production Workers Pension Plan into the Weyco Group, Inc. Pension Plan not taken place.  This Part B is restated effective as of January 1, 2006 (except to the extent a different effective date for a particular provision is otherwise specified.)

ARTICLE I

DEFINITIONS

          Words and phrases appearing in this Part B shall have the respective meanings set forth in this Article, unless the context clearly indicates to the contrary.  Any reference to an Article or Section shall mean an Article or Section in this Part B unless specified to the contrary.  Any capitalized term used in this Part B which is not defined in Part B shall have the same meaning as in Part A of the Plan.

          1.01     “Accrued Pension”

(a)

There are two types of Accrued Pension under the Plan.  The Normal Accrued Pension and the Early Accrued Pension.  Any reference to the term “Accrued Pension” shall be deemed to refer to the “Normal Accrued Pension” in the case of a benefit which is commenced to be paid at or after Normal Retirement Date (or to a pension to be paid under Section 3.03) and shall be deemed to refer to the Early Accrued Pension in the case of a benefit which is commenced to be paid prior to Normal Retirement Date (except in the case of a pension to be paid under Section 3.03).  In calculating the Normal Accrued Pension or the Early Accrued Pension, such pension shall be based upon Average Annual Compensation, Final Average Compensation, Covered Compensation and Credited Service at the date of the Employee’s termination of employment (or the earlier termination of the Plan or his earlier transfer from the covered group of employees).  In no event shall the Accrued Pension of an Employee whose employment termination date with the Company is subsequent to December 31, 1993 be less than his December 31, 1993 Accrued Pension calculated under the benefit formula as in effect on December 31, 1993.  As provided in option 3 of Part II of Internal Revenue Service Revenue Procedure 94-13, from and after January 1, 1994, the Accrued Pension of each “401(a)(17) Employee” (as defined below) will be determined as follows:

	(i)	Each 401(a)(17) Employee’s Accrued Pension under this Plan will be the greater of the Accrued Pension determined for the Employee under (1) or (2) below:

(1)

The Employee’s Accrued Pension determined with respect to the benefit formula applicable on January 1, 1994, as applied to the Employee’s total years of employment taken into account under the Plan for the purpose of benefit accruals, or

		(2)	The sum of:

			a.	The Employee’s Accrued Pension as of December 31, 1993, frozen in accordance with Section 1.401(a)(4)-13 of IRS regulations, and

b.

The Employee’s Accrued Pension determined under the benefit formula applicable on January 1, 1994, as applied to the Employee’s years of employment credited to the Employee from and after January 1, 1994, for purposes of benefit accruals.

(ii)

A “401(a)(17) Employee” means an Employee whose current Accrued Pension as of a date on or after January 1, 1994, is based on Compensation for a year beginning prior to January 1, 1994 that exceeded $150,000.

(b)

The term “Normal Accrued Pension” is the Basic Pension to which an Employee would be entitled at his Normal Retirement Date in the event of his termination for any reason prior to his Normal Retirement Date (or the earlier termination of the Plan or his earlier transfer from the covered group of employees) and is the higher of (i), (ii), (iii) or (iv) below:

	(i)	(1)	An amount equal to one-twelfth (1/12) multiplied by the remainder of a. minus b. below:

			a.	One and six-tenths percent (1.6%) of his Average Annual Compensation multiplied by his number of years of Credited Service to a maximum of 25 such years; minus

b.

The General Permitted Disparity Factor multiplied by his Final Average Compensation (but not in excess of Covered Compensation) multiplied by his number of years of Credited Service to a maximum of 25 such years; provided, however, that the amount of offset under this subparagraph shall not exceed 50% of the amount of benefit calculated under the immediately preceding subparagraph.

		(2)	Notwithstanding subparagraph (1) above, for any Employee who is a salesman, an amount equal to one-twelfth (1/12) multiplied by the remainder of a. minus b. below:

			a.	One (1%) of his Average Annual Compensation multiplied by his number of years of Credited Service to a maximum of 25 such years; minus

b.

The Salesmen’s Permitted Disparity Factor multiplied by his Final Average Compensation (but not in excess of Covered Compensation) multiplied by his number of years of Credited Service to a maximum of 25 such years; provided, however, that the amount of offset under this subparagraph shall not exceed 50% of the amount of benefit calculated under the immediately preceding subparagraph.

	(ii)

In the case of an Employee who had been covered under the Weyenberg Shoe Manufacturing Company’s Salaried Employees Pension Plan as in effect on December 31, 1988 and who is entitled to the special minimum benefit described in Section 3.01(d) hereof, the amount of Accrued Pension determined under the rules of Section 1.01 of the Salaried Employees Plan as in effect on December 31, 1988 (but limited by 3.01(d) hereof) payable at Normal Retirement Date.  However, in computing such pension the definition of Compensation contained in this document (but multiplied times 1/12) shall be substituted for the definition of Earnings contained in the Weyenberg Shoe Manufacturing Company Salaried Employees Pension Plan as in effect on December 31, 1988 for determining the amount of Earnings of the Employee in Plan years after 1988 (but not for Plan years prior to 1989).

	(iii)

In the case of an Employee who had been covered under the Weyenberg Shoe Manufacturing Company’s Salaried Employees Pension Plan as in effect on December 31, 1988, the amount of Accrued Pension through December 31, 1988 as determined under the rules of such Plan as in effect on December 31, 1988.

	(iv)	For an Hourly Paid Staff Employee, the Benefit Rate multiplied by his number of years of Credited Service.

(c)

The term “Early Accrued Pension” means the Basic Pension to which the Employee is entitled on his benefit commencement date which precedes his Normal Retirement Date.  The Early Accrued Pension is the higher of (i), (ii), (iii) or (iv) below:

	(i)	(1)	An amount equal to one-twelfth (1/12) multiplied by the remainder of a. minus b. below:

			a.

(i) One and six-tenths percent (1.6%) of his Average Annual Compensation multiplied by his number of years of Credited Service to a maximum of 25 such years reduced by (ii) one-half percent (0.5%) for each month that the benefit commencement date precedes his Normal Retirement Date; minus

			b.

The General Permitted Disparity Factor multiplied by Final Average Compensation (but not in excess of Covered Compensation) multiplied by his number of years of Credited Service to a maximum of 25 such years; provided, however, that the amount of offset under this subparagraph shall not exceed 50% of the amount of benefit calculated under the immediately preceding subparagraph.

	(2)	Notwithstanding subparagraph (1) above, for any Employee who is a salesman, an amount equal to one-twelfth (1/12) multiplied by the remainder of a. minus b. below:

a.

(i)  One percent (1%) of his Average Annual Compensation multiplied by his number of years of Credited Service to a maximum of 25 such years reduced by (ii) one-half percent (0.5%) for each month that the benefit commencement date precedes his Normal Retirement Date; minus

b.

The Salesmen’s Permitted Disparity Factor multiplied by Final Average Compensation (but not in excess of Covered Compensation) multiplied by his number of years of Credited Service to a maximum of 25 such years; provided, however, that the amount of offset under this subparagraph shall not exceed 50% of the amount of benefit calculated under the immediately preceding subparagraph.

(ii)

In the case of an Employee who had been covered under the Weyenberg Shoe Manufacturing Company Salaried Employees Pension Plan as in effect on December 31, 1988 entitled to the special minimum benefit described in Section 3.01(d) hereof, the amount of Accrued Pension determined under the rules of Section 1.01 of the Salaried Employees Plan as in effect on December 31, 1988 (but limited by 3.01(d) hereof) actuarially reduced using the factors described at Table I hereto to account for the fact that payment commences prior to Normal Retirement Date.  However, in computing such pension the definition of Compensation contained in this document (but multiplied times one-twelfth) shall be substituted for the definition of Earnings contained in the Weyenberg Shoe Manufacturing Company Salaried Employees Pension Plan as in effect on December 31, 1988 for determining the amount of Earnings of the Employee in Plan Years after 1988 (but not for Plan Years prior to 1989).

(iii)

In the case of an Employee who had been covered under the Weyenberg Shoe Manufacturing Company Salaried Employees Pension Plan as in effect on December 31, 1988, the amount of Accrued Pension through December 31, 1988, (as determined under the rules of such Plan as in effect on December 31, 1988) actuarially reduced using the factors described at Table I hereto to account for the fact that payment commences prior to Normal Retirement Date.

(iv)

With respect to an Hourly Paid Staff Employee an amount equal to his Normal Accrued Pension (calculated under paragraph (b)(iv) above) reduced by fifty-five hundredths percent (.55%) for each month that the benefit commencement date precedes Normal Retirement Date.

          1.02     “Actuarial Equivalent” shall mean a benefit having the same value as the benefit it replaces:

(a)

Except as otherwise specifically provided in the Plan, actuarial equivalence shall be determined on the basis of 8% interest and the UP-1984 mortality table with no adjustment in ages for Employees and with ages set back four years for joint pensioners or alternate payees.

(b)

For benefits commencing on or after January 1, 2006, actuarial equivalence shall be determined on the basis of 6% interest and the blended 1994 Group Annuity Mortality Table projected to 2002 with no adjustment in ages for Employees, joint pensioners or alternate payees [for the 50% Joint and Survivor benefit and Life Benefit with 10 Years Certain as described in Section 3.04(b), the benefit shall not be less than the adjusted Accrued Pension as of December 31, 2005 as calculated under 1.02(a)].

(c)

For purposes of computing Actuarial Equivalent present value for purposes of lump sum distributions the foregoing assumptions shall be utilized, except that such lump sum value shall not be less than the Actuarial Equivalent value calculated by using the “applicable mortality table” and the “applicable interest rate.”  The term “applicable mortality table” means the table prescribed by the IRS from time to time pursuant to Code Section 417(e) as amended by Public Law 103-465.  The term “applicable interest rate” means the annual rate of interest on 30-year Treasury securities as published by the IRS for the month second next preceding the month in which occurs the first day of the Plan Year in which distribution is made.

          1.03     “Actuary” means an individual actuary enrolled with the Federal Joint Board for the Enrollment of Actuaries selected by the Company, or firm of actuaries at least one of whose members is so enrolled.

          1.04     “Affiliated Employer” means each corporation which is included as a member of a controlled group with the Company and trades or businesses, whether or not incorporated, which are under common control by or with the Company within the meanings of Sections 414(b) and 414(c) of the Internal Revenue Code, or any amendments thereof.  Further, the term shall include any members of the same “affiliated service group” within the meaning of Internal Revenue Code Section 414(m) or deemed as such pursuant to regulations under Code Section 414(o).

          1.05     “Annuity Starting Date” means (i) as provided in Internal Revenue Code Section 417(e), the first day of the first period for which an amount is payable as an annuity and (ii) pursuant to IRS Notice 93-26, the date of the distribution in the case of a lump sum distribution made before the first day of the first period for which an amount is paid as an annuity.

          1.06     “Average Annual Compensation” means the amount obtained by dividing by 5 the total Compensation of an Employee during the five consecutive Plan Years in the 10 Plan Year period ending with the current Plan Year in which his Compensation was highest.  If an Employee’s entire period of service with the Company is less than five Plan Years, the Employee’s Average Annual Compensation shall be determined by averaging (on an annual basis) the Compensation received by the Employee from the Company during the Employee’s entire period of service with the Company.

          1.07     “Basic Pension” means a monthly amount which shall be payable for the life of the recipient (before any reduction for a Joint and Survivor Pension), the last payment to be made as of the first day of the month in which his death occurs.

          1.08     “Benefit Rate” means for Employees who terminate employment after December 31, 1988 and prior to January 7, 1991, the sum of $6.00.  For Employees who terminate employment after January 6, 1991 and prior to March 9, 1992, “Benefit Rate” means $6.25.  For Employees who terminate employment after March 8, 1992 and prior to March 8, 1993, “Benefit Rate” means $6.50.  For Employees who terminate employment after March 7, 1993, Benefit Rate means $7.00.  An Employee’s pension shall be governed by the Benefit Rate in effect at the time of his termination of employment.

          1.09     “Break in Service” means any Employee Year during which the Employee does not complete 500 Hours of Service in the aggregate with the Company or any Affiliated Employer.  Solely for the purpose of determining whether or not a Break in Service occurs under this Plan for terminations after 1984, up to 501 Hours of Service shall be credited during the continuation of any maternity or paternity absence, as such absences are defined in paragraph 202(b)(5) of ERISA, either in the Employee Year of its commencement if a Participant would otherwise have fewer than 501 Hours of Service in that year, or, if not, then in the following Employee Year.  Such Hours of Service shall be credited at the same rate as normally would occur but for such absence, or, in the case of uncertainty, at the rate of eight hours of service per day of absence.  If the Employee does not return to the performance of duties for the Company or for an Affiliated Employer by the first business day of the first Employee Year after such maternity or paternity hours are credited, then a Break in Service may be deemed to commence either on that date or on such later date as any authorized leave of absence given in connection with or during the maternity or paternity absence shall have ended without return of the Employee to such active duties.  Nothing in this Section shall be understood to establish or alter any Employee policy with respect to maternity or paternity leaves for any purpose other than the determination of Breaks in Service under this Plan.

          1.10     “Committee” means the Retirement Committee, if any, appointed pursuant to Part A to aid in administration of the Plan.

          1.11     “Company” means Weyco Group, Inc.  “Company” also means any Affiliated Employer which has been authorized by the Board of Directors of Weyco Group, Inc. to participate as a sponsor hereof and which has adopted this Plan by resolution of its Board; provided, however, that for purposes of the power to amend the Plan or to terminate the Plan in whole or in part or to make decisions with respect to the selection of the Trustee or to serve as Plan Administrator, Company shall refer only to Weyco Group, Inc.  (Nunn-Bush Shoe Company has become a Company sponsoring the Plan as to its employees effective January 1, 1992.)  Any participating Company shall have the right to terminate participation in the Plan with respect to its own employees.

          1.12     “Compensation” means for any Plan Year the sum of (i) the total of all amounts paid to an Employee by the Employer defined as wages within the meaning of Internal Revenue Code Section 3401(a) (determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)) and all other payments of compensation paid to an Employee by the Company for which the Company is required to furnish the Employee a written statement under Internal Revenue Code Sections 6041(d) and 6051(a)(3), exclusive of amounts paid or reimbursed by the Company for moving expenses incurred by the Employee to the extent that at the time of the payment it is reasonable to believe that these amounts are deductible by the Employee under Internal Revenue Code Section 217, plus (ii) the amount of any salary reduction contributions made on behalf of the Employee during that year to plans  described in Sections 125, 132(f)(4) or 401(k) of the Internal Revenue Code.  However, for any Plan Year, Compensation in excess of $200,000 ($150,000 after 1993) (as adjusted for cost of living under Internal Revenue Code Section 401(a)(17) from time to time) shall be disregarded.

          1.13     “Covered Compensation” for an Employee means the average (without indexing) of the taxable wage bases as in effect under the Federal Insurance Contributions Act for each calendar year during the 35-year period ending with the calendar year in which the Employee attains (or will attain) Social Security Retirement age.  A 35-year period is used for all individuals regardless of the year of birth of the individual.  In determining an Employee’s Covered Compensation for a Plan Year, the taxable wage base for all Plan Years beginning after the first day of the Plan Year is assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year.  An employee’s Covered Compensation for a Plan Year beginning after such 35-year period is the Employee’s Covered Compensation for the Plan Year during which the 35-year period ends.  An Employee’s Covered Compensation for a Plan Year beginning before such 35-year period is the taxable wage base in effect as of the beginning of the Plan Year.  For purposes of determining the amount of an Employee’s Covered Compensation, the Plan shall use tables provided by the Internal Revenue Service that are developed by rounding the actual amounts of Covered Compensation for different years of birth.  An Employee’s Covered Compensation shall be automatically adjusted for each Plan Year.

          1.14     “Credited Service” means time spent by an Employee in the employment of the Company which is relevant for purposes of determining benefit amount.  Credited Service shall be equal to the Employee’s Vesting Service less Vesting Service attributable to (i) Hours of Service with an Affiliated Employer, (ii) Hours of Service attributable to service in the Armed Forces when, although in the employ of the Company, he was not an “Employee” as defined herein at the time he went into the Armed Forces and (iii) any other Hours of Service with the Company during periods when he was not an “Employee” as defined herein.  Service with Weyenberg Shoe Manufacturing Company of Ireland, Ltd. shall be treated as though it were service with the Company for purposes of computing Credited Service; provided, however, that if any person who is credited with such service becomes a Highly Compensated Employee as described in Part A, then notwithstanding any provision of this Plan to the contrary such Employee’s Accrued Pension under this Plan shall be equal to the greater of (A) or (B) where (A) is his Accrued Pension based on Credited Service excluding Credited Service attributable to employment at Weyenberg Shoe Manufacturing Company of Ireland, Ltd. and (B) is the sum of (i) his Accrued Pension as of the last day before he became a Highly Compensated Employee plus (ii) his Accrued Pension calculated under this Plan based only on years of Credited Service earned from and after the date he became a Highly Compensated Employee.

          1.15     “Disability” means a physical or mental condition which totally disables and which is expected to and presumably will continually and permanently totally disable the Employee.  Such disability shall be established by a determination of the Social Security Administration.

          Disability shall not include any physical or medical condition which resulted from:

(a)	The Employee having engaged in the commission of a felony for which he was convicted,

(b)	An intentionally self-inflicted injury, or

(c)	Service in the armed forces of the United States or Canada for which a service connected government disability pension is payable, or from service in the armed forces of any other country.

          1.16     “Employee” means any person defined as an “Employee” in Article II hereof.  No individual who is an independent contractor providing services to the Company or an employee of an independent contractor providing services to the Company shall be considered to be an Employee.  Notwithstanding any other provision of this Plan to the contrary, no individual shall be covered hereunder while classified other than as an eligible “Employee” by the Company with respect to its payroll practices (including, but not limited to, an independent contractor or an employee of an independent contractor, a consultant or a temporary help agency worker) during the period of such classification, regardless of any subsequent reclassification arising as a matter of law or otherwise.

          1.17     “Employee Year” means with respect to each Employee, the 12 month period commencing with his employment commencement date and each succeeding 12 month period.

          1.18     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

          1.19     “ERISA Amendment Date” means January 1, 1976.

          1.20     “Final Average Compensation” for an Employee means the average of the Employee’s Compensation for the 3-consecutive-year period ending with the Plan Year.  If, as of a Plan Year, an Employee’s entire period of employment with the Employer is less than 3 consecutive years, the Employee’s Final Average Compensation must be determined by averaging the Compensation received by the Employee from the Company during the Employee’s entire period of employment with the Company.  The definition of Final Average Compensation used in the Plan shall be applied consistently with respect to all Employees.  In determining an Employee’s Final Average Compensation, Compensation for any Plan Year in excess of the taxable wage base under the Federal Insurance Contributions Act in effect at the beginning of that Plan Year shall not be taken into account.

          1.21     “General Permitted Disparity Factor” means the lesser of (a) or (b) below:

(a)

Seventy-five hundredths percent (.75%); provided, however, that the seventy-five hundredths percent (.75%) factor shall be reduced by 1/15th for each of the first five years, 1/30th for each of the next five years and 1/24th for each year in excess of 10 years that the date of the Employee’s commencement of benefits precedes his Social Security Retirement Age.

(b)	Eight-tenths percent (.8%).

          1.22     “Hour of Service” means each hour for which an Employee is either directly or indirectly paid, or entitled to payment by the Company or an Affiliated Employer for the performance of duties for the Company or an Affiliated Employer, whether as an Employee as defined herein or as an employee of the Company or an Affiliated Employer prior to or subsequent to his becoming an Employee hereunder.  In addition, Hours of Service shall include each hour of paid absence.  Employees who are compensated other than on an hourly basis shall be credited with 45 Hours of Service for each week in which they are paid or entitled to be paid by the Company or an Affiliated Employer.  An Hour of Service shall include each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed upon by the Company or an Affiliated Employer.  Further, the term “Hour of Service” shall include periods of time during which the Employee is on an authorized leave of absence or during which his absence is due to service in the Armed Forces of the United States, provided that he returns to employment upon the expiration of any such leave of absence or within the period during which his reemployment rights are guaranteed by law, with the Employee to be credited with the number of hours for each week during such periods of time as he would accrue in a customary work week.  Notwithstanding any other provision hereof to the contrary, no one shall be credited with Hours of Service for any portion of a period of paid or unpaid absence (other than for military leave or jury duty) in excess of six months (or such longer period of time permitted by IRS regulations under Code Section 401(a)(4)); provided, however, that this exclusion shall not apply to absences which occurred prior to 1992.  For purposes of determining Vesting Service only, the limitation on credited Leave of Absence in the preceding sentence shall not apply to those individuals who were credited with 3 years of Vesting Service prior to January 1, 1992.  Nonperformance Hours of Service shall be determined and credited, and all Hours of Service shall be allocated to computation periods, in accordance with Department of Labor Regulations 2530.200b-2(b) and (c).  No Employee shall be credited more than once with Hours of Service with respect to the same actual hours or weeks.

          1.23     “Hourly Paid Staff Employee” means any individual who had been covered in the Weyenberg Shoe Manufacturing Company Pension Plan for Hourly Paid Staff Employees as of December 31, 1988 and who continues in the employ of the Company after that date and, also, any individual described in subparagraph (i) of paragraph (b) of Section 2.01.

          1.24     “Joint and Survivor Pension” means a reduced pension payable for the Employee’s life with 66.67% thereof continued after his death to, and for the life of, his Eligible Spouse.  The reduced pension is the Basic Pension otherwise payable to the Employee multiplied by the factor determined from Table II attached hereto.

          1.25     “Plan” as used in this Part B, shall mean this Part B of the Weyco Group, Inc. Pension Plan unless the context clearly requires that the term “Plan” shall mean the entire plan.

          1.26     “Plan Year” means the annual accounting period of the Plan, which is the calendar year.

          1.27     “Retirement Date” means an Employee’s Normal, Disability or Early Retirement Date, whichever is applicable as follows:

(a)	“Normal Retirement Date” means the first day of the month coincident with or next following the Employee’s 65th birthday.

(b)	“Disability Retirement Date” means the first day of the month following the month in which the Social Security Administration issues its determination that the Employee has incurred a Disability.

(c)	“Early Retirement Date” means the day on which the Employee retires prior to his reaching age 65 but after he has both attained age 55 and completed 15 years of Credited Service.

          1.28     “Salaried Employee” means any person who had been covered by the Weyenberg Shoe Manufacturing Company Salaried Employees Pension Plan as of December 31, 1988 and continues in the employ of the Company after that date and any individual described in subparagraph (ii) of paragraph (b) of Section 2.01.

          1.29     “Salesmen’s Permitted Disparity Factor” means the lesser of (a) or (b) below:

(a)

Seventy-five hundredths percent (.75%); provided, however, that the seventy-five hundredths percent (.75%) factor shall be reduced by 1/15 for each of the first five years, 1/30th for each of the next five years and 1/24th for each year in excess of 10 years that the date of the Employee’s commencement of benefits precedes his Social Security Retirement Age.

(b)	One-half percent (.50%).

          1.30     “Social Security Retirement Age” means the age used as the retirement age for the Employee under Section 216(1) of the Social Security Act, except that such Section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(a)(2) of such Act were 62.  Accordingly, the Social Security Retirement Age is 65 for a Participant attaining age 62 before January 1, 2000 (i.e., born before January 1, 1938), 66 for a Participant attaining age 62 after December 31, 1999 and before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and 67 (for a Participant attaining age 62 after December 31, 2016 (i.e., born after December 31, 1954).

          1.31     “Vesting Service” means time spent by an Employee in the employment of the Company (or an Affiliated Employer after the ERISA Amendment Date) prior to his having reached his Normal Retirement Date which is relevant for purposes of determining eligibility for a Deferred Vested Benefit, determined in accordance with reasonable and uniform standards and policies adopted by the Company from time to time, subject to the following provisions:

(a)	Vesting Service shall equal the aggregate service obtained by adding an Employee’s Pre-ERISA Service to his Post-ERISA Service, as set forth below:

(i)

“Pre-ERISA Service” means an Employee’s years of service with the Company prior to his first Employee Year commencing on or after the ERISA Amendment Date as determined under the Plan as in effect immediately prior to the ERISA Amendment Date.

(ii)

“Post-ERISA Service” means an Employee’s years of service with the Company or an Affiliated Employer prior to his Normal Retirement Date, beginning with his first Employee Year commencing on or after the ERISA Amendment Date, calculated on the basis of one full year for each Employee Year in which the Employee has completed 1000 Hours of Service.  If an Employee has less than 1000 Hours of Service for any Employee Year, he shall not receive any Vesting Service for such year.

(b)

If an Employee who terminates employment incurs five or more consecutive Breaks in Service before he becomes entitled to a Deferred Vested Pension, his Vesting Service shall be forfeited.  If an Employee who terminates employment is subsequently reemployed before incurring five consecutive Breaks in Service and before Normal Retirement Date, his prior Vesting Service shall be restored provided that he earns at least one year of Vesting Service following his reemployment.  He shall receive no Vesting Service for the period during an actual Break in Service.

(c)

If an Employee who incurs a Break in Service after he becomes entitled to a Deferred Vested Pension is subsequently reemployed before Normal Retirement Date, his prior Vesting Service shall be restored so long as he earns at least one year of Vesting Service following his reemployment.  He shall receive no Vesting Service for the period during the actual Break in Service.

ARTICLE II

ELIGIBILITY

2.01	Prior to January 1, 1992.

(a)

Any person who as of December 31, 1988 was actually a covered Employee under the Weyenberg Shoe Manufacturing Company Salaried Employees’ Pension Plan or Weyenberg Shoe Manufacturing Company Pension Plan for Hourly Paid Staff Employees shall continue to be an Employee eligible to participate in the Plan.

(b)

From January 1, 1989 through December 31, 1991 any person employed by the Company who is not described in paragraph (a) shall be an Employee eligible to participate in the Plan if such person is described in either (i) or (ii) below:

(i)

a person employed by the Company who is compensated on an hourly basis and who is not covered by any other pension plan established by the Company or to which the Company makes contributions.  Any such person shall be covered under the Plan commencing with his date of hire by the Company.

(ii)

a person employed by the Company who receives a regularly stated salary as a salaried employee, and not a wage or compensation on an hourly or piecework basis (other than a pension, severance pay, retainer or fee); provided, that no person who is classified by the Company as a salesman shall be considered an Employee hereunder eligible to participate in the Plan.  Notwithstanding the foregoing, no individual who is not already covered by the Plan under paragraph (a) shall be considered an “Employee” by reason of this subparagraph (ii) of paragraph (b) prior to the later of (i) January 1, 1989 or (ii) the first January 1st or July 1st which is not more than six months after the later of (A) the date he attains age 21 and (B) the last day of the first Employee Year during which he completes 1,000 Hours of Service.

2.02	After December 31, 1991.

(a)

Any person who became an Employee pursuant to Section 2.01 prior to January 1, 1992 and who continues in the employ of the company after December 31, 1991 shall continue to be an Employee covered hereunder.

(b)

From January 1, 1992 forward, the term “Employee” also includes any person who is in the employ of the Company, excepting those who are members of a collective bargaining agreement which (as a result of good faith bargaining between the Company and the representatives of such unit) does not provide for their inclusion.  Notwithstanding the foregoing, no individual who is not already covered by the Plan pursuant to paragraph (a) shall be considered an “Employee” prior to the later of (i) January 1, 1992 or (ii) the first January 1st or July 1st which is not more than six months after the later of (A) the date he attains age 21 and (B) the last day of the first Employee Year during which he completes 1,000 Hours of Service.

(c)

The Plan was amended in May of 2002 to provide that the term “Employee” excludes all those individuals who had been employed by Florsheim immediately prior to the Company’s acquisition of assets from Florsheim.  (For this purpose, the term “Florsheim” means Florsheim, Inc. and its subsidiaries and affiliates.)  Effective January 1, 2006, the preceding exclusion from coverage shall cease to apply to those salesmen employees of the Company who had been employed by Florsheim immediately prior to the Company’s acquisition of assets from Florsheim.  The individuals described in the preceding sentence shall earn Average Annual Compensation and Credited Service under the Plan only for periods of employment subsequent to 2005.  Employment with the Company rendered prior to 2006 shall nevertheless be taken into account for purposes of computing Vesting Service.

(d)	Any retail employee (excluding area supervisors and above) who was not already a participant in the Plan on or before August 1, 2004 shall not be eligible to participate in the Plan.

2.03	Leased Employees.

          “Leased employees,” as that term is defined in Section 414(h) of the Internal Revenue Code, shall not be treated as “Employees” for either Section 2.01 or 2.02 above even though it is recognized that such leased employees, if any, must be treated as employees of the Company for purposes of certain nondiscrimination, coverage and other rules under the Internal Revenue Code.

          2.04     Transition Rule For Employees Over Age 60 When Hired.

          Any person hired prior to January 1, 1988 who would have been excluded from coverage under the Plan, because over age 60 when hired who remains in the Company’s employ at least until January 1, 1988 shall nevertheless be treated as covered by the Salaried Plan or Hourly Paid Staff Plan, as the case may be, as of such person’s date of hire.

ARTICLE III

RETIREMENT BENEFITS

3.01	Normal Retirement Pension.

(a)

An Employee who retires on his Normal Retirement Date shall be entitled to a Normal Retirement Pension.  The Normal Retirement Pension shall commence on the Employee’s Normal Retirement Date in the manner specified in Section 3.04.

	(i)	The monthly amount of the Normal Retirement Pension payable as a Basic Pension shall be an amount equal to one-twelfth (1/12) multiplied by the remainder of (i) minus (ii) below:

		(1)	One and six-tenths percent (1.6%) of his Average Annual Compensation multiplied by his number of years of Credited Service to a maximum of 25 such years; minus

(2)

The General Permitted Disparity Factor multiplied by Final Average Compensation (but not in excess of Covered Compensation) multiplied by his number of years of Credited Service to a maximum of 25 such years; provided, however, that the amount of offset under this subparagraph shall not exceed 50% of the amount of benefit calculated under the immediately preceding subparagraph.

(ii)

For an Hourly Paid Staff Employee, the monthly amount of the Normal Retirement Pension payable as a Basic Pension shall not be less than the Benefit Rate multiplied by his number of years of Credited Service.

(iii)

Notwithstanding paragraph (i) above, for any Employee who is a salesman, the monthly amount of the Normal Retirement Pension payable as a Basic Pension shall be an amount equal to one-twelfth (1/12) multiplied by the remainder of (1) minus (2) below:

		(1)	One percent (1%) of his Average Annual Compensation multiplied by his number of years of Credited Service to a maximum of 25 such years; minus

(2)

The Salesmen’s Permitted Disparity Factor multiplied by Final Average Compensation (but not in excess of Covered Compensation) multiplied by his number of years of Credited Service to a maximum of 25 such years; provided, however, that the amount of offset under this subparagraph shall not exceed 50% of the amount of benefit calculated under the immediately preceding subparagraph.

(b)

If an Employee retires subsequent to his Normal Retirement Date, his Basic Pension shall be equal to the monthly amount computed in accordance with the foregoing provisions of this Section 3.01, based on Credited Service, Final Average Compensation, Average Annual Compensation and Covered Compensation as of the date of his actual later retirement.  Such pension shall commence on the first of the month following the Employee’s actual later retirement in the manner specified in Section 3.04.

(c)	(i)

Notwithstanding any provision of the Plan to the contrary, under no circumstances shall the pension payable under Section 3.01(a) or 3.01(b) of an Employee covered under the Weyenberg Shoe Manufacturing Company Salaried Employees Pension Plan as in effect on December 31, 1988 be less than the amount of his Accrued Pension on December 31, 1988 as determined under the rules of such Plan as in effect on December 31, 1988.

(ii)

Notwithstanding any provision of the Plan to the contrary, under no circumstances shall the pension payable under Section 3.01(a) or 3.01(b) of an Employee covered under the Weyenberg Shoe Manufacturing Company Pension Plan for Hourly Paid Staff Employees as in effect on December 31, 1988 be less than the amount of his Accrued Pension on December 31, 1988 as determined under the rules of such Plan as in effect on December 31, 1988.

(d)	(i)

For any person who was a covered Employee under the Weyenberg Shoe Manufacturing Company Salaried Employees Pension Plan on December 31, 1988 and who is not a Highly Compensated Employee as described in Section 9.02 of Part A, the minimum Accrued Pension of such individual at any date shall not be less than the amount of Accrued Pension he would have had at such date under the rules of the Weyenberg Shoe Manufacturing Company Salaried Employees Pension Plan as in effect on December 31, 1988.  However, in computing such pension the definition of Compensation contained in this document (but multiplied times one-twelfth) shall be substituted for the definition of Earnings contained in the Weyenberg Shoe Manufacturing Company Salaried Employees Pension Plan as in effect on December 31, 1988 for determining the amount of Earnings of the Employee in Plan Years after 1988 (but not Plan Years prior to 1989).

(ii)

In the case of any individual accruing the special minimum pension described in paragraph (d)(i) who subsequently becomes a Highly Compensated Employee, the minimum pension under paragraph (d)(i) (and, hence the minimum Normal Accrued Pension and Early Accrued Pension) of such individual shall be frozen as of the day prior to the day such individual became a Highly Compensated Employee.  Thereafter, such person shall not accrue any additional minimum pension under paragraph (d)(i) or Section 1.01.

(iii)

In the event an Employee should cease to be a Highly Compensated Employee, such individual shall commence to accrue the minimum pension described in paragraph (d)(i) (and, hence, the minimum Normal Accrued Pension and Early Accrued Pension under Section 1.01) beginning on the first day he is not a Highly Compensated Employee.  His total accrual of such minimum pension shall be based only on Credited Service performed prior and subsequent to and on Final Average Compensation earned prior and subsequent to the period during which such individual was a Highly Compensated Employee.  In the event such person again becomes a Highly Compensated Employee his minimum pension under this paragraph (d)(i) (and, hence, the minimum Normal Accrued Pension and Early Accrued Pension under Section 1.01) will be frozen as of the day prior to the day he subsequently becomes a Highly Compensated Employee.

(e)

An Employee’s Pension payable at or after Normal Retirement Date and an Employee’s Normal Accrued Pension or Early Accrued Pension shall never be less than the highest Early Accrued Pension which would have been payable to him had he terminated employment and commenced to receive benefits at an earlier date but after having attained age 55; provided, however, that such minimum pension shall be subject to adjustment for increases in Covered Compensation at any subsequent date prior to his termination of employment.

          3.02     Early Retirement Benefit.

          An Employee who has both completed 15 years of Vesting Service and attained age 55 may elect to retire at any time prior to his Normal Retirement Date.  In such event, he shall receive a Basic Pension which shall commence on his Normal Retirement Date equal to his Normal Accrued Pension as of his Early Retirement Date.  Alternatively, the Employee may elect to have payment of his pension commence on the first day of any calendar month coinciding with or following his Early Retirement Date and prior to his Normal Retirement Date.  In such event, his Basic Pension shall be his Early Accrued Pension on such early benefit commencement date.  Payment of such pension shall be made in the manner specified in Section 3.04.

          3.03     Disability Pension.

          If an Employee who has completed at least five years of Vesting Service terminates employment as a result of a Disability before reaching his Normal Retirement Date, he shall be entitled to a Pension in the amount of his Accrued Pension at his Disability Retirement Date.  The Disability Pension shall be payable as a Basic Pension through the month preceding the month in which falls the Employee’s Normal Retirement Date.

          A Disability Pension shall be payable only so long as the Employee continues to have a Disability.  If, after Disability Pension payments have begun, the Social Security Administration determines that the Employee no longer has a Disability, his Disability Pension shall cease.

          An Employee entitled to a Disability Pension shall not have incurred an Annuity Starting Date within the meaning of Section 3.04(c) until Normal Retirement Date.  In any event, the Disability Pension shall end upon the Employee’s attainment of his Normal Retirement date.  At that time the Employee’s Normal Retirement Pension shall commence to him instead.  Such Normal Retirement Pension shall be equal in an amount to his Accrued Normal Pension at the time of his termination of employment due to Disability and shall be payable in the manner provided in Section 3.04.

          In the event of the death prior to his Normal Retirement Date of an Employee who had been receiving a Disability Pension, then the Disability Pension shall be discontinued and no continuing annuity shall be payable to the Employee’s spouse or any other person with respect to such Disability Pension.  However, if such Employee was married at the time of his death, the surviving spouse to whom the Employee was married at the time of his death shall be entitled to the Automatic Survivor Income Benefit described in Section 5.01.  Such benefit shall commence at the time elected by such surviving spouse in accordance with the requirements of Section 5.01 and shall be calculated with respect to the Accrued Pension on his Disability Retirement Date.

          The pension payable hereunder to a disabled Employee whose Disability is considered to have ended prior to his Normal Retirement Date shall be handled as follows:

(a)

If such Employee’s Disability ceases prior to his attainment of Normal Retirement Date but he is not reemployed by the Company or an Affiliated Employer, then upon such cessation, the Employee will be entitled to a Pension determined in accordance with Section 3.02 or Section 4.01, whichever is applicable, treating his Disability Retirement Date as the date of his termination of employment.

(b)

If such Employee’s Disability ceases prior to his Normal Retirement Date and he is thereupon reemployed by the Employer or an Affiliated Employer, the Disability Pension shall cease and his final Pension hereunder shall be based on his Average Annual Compensation, Final Average Compensation, Covered Compensation, and Credited Service earned before and after the period of his absence from employment due to Disability.

3.04	Method of Payment - Joint and Survivor Pension.

(a)

A married Employee shall receive his benefit as a Joint and Survivor Pension unless he elects in writing, during the applicable election period (which shall be the ninety day period ending on his Annuity Starting Date or such other period as may be required by applicable governmental regulations) to receive his benefit as a Basic Pension or in one of the optional forms available under paragraph (b) below and his spouse consents to his election, in a manner acknowledging the effect of such election, in a writing witnessed by a plan representative or notary public (unless the Participant can establish to the satisfaction of the Plan Administrator that consent cannot be obtained because the Participant’s spouse cannot be located or such other circumstances as may be provided by applicable government regulations).  Such election of an alternative form of payment will not be valid unless (1) the election designates a form of payment (and beneficiary) which may not be changed without spousal consent or (2) the consent of the spouse permits further designations as to the form of payment (and beneficiary) by the Participant without any requirement of further consent of the spouse; provided, however, that no general consent of the spouse is valid, unless the general consent acknowledges that the spouse has the right to limit consent to a specific beneficiary and a specific optional form of benefit and that the spouse voluntarily elects to relinquish both of such rights.  An Employee who is unmarried on his benefit commencement date shall receive his benefit as a Basic Pension or in one of the optional forms available under paragraph (b) below.  An election made before the applicable election period shall be invalid.

(b)

An Employee may elect to receive an optional form of benefit in lieu of the Joint and Survivor Pension or Basic Pension which would otherwise be paid to him.  Any elections made by a married Employee must be consented to by the Employee’s spouse in a writing witnessed by a plan representative or notary public as described in paragraph (a) above.  Such optional form shall be the Actuarial Equivalent of the Employee’s Basic Pension as defined in Section 1.02.  Age for employee and beneficiary shall be rounded to the nearest whole age.  Optional forms of payment available are:

(i)

A reduced monthly pension payable to the Employee for his life and continuing thereafter to his spouse or other named beneficiary (as of the Employee’s comment date) at either 50%, 66.67%, 75% or 100% of such reduced pension for such beneficiary’s lifetime.

(ii)

A reduced monthly pension payable to the Employee for his life and if he dies within a period of ten (10) years after his retirement date, the same reduced monthly pension to a named beneficiary (or divided among beneficiaries), for the remainder of said ten (10) year period.

(c)

At least thirty but no more than ninety days prior to the Employee’s Annuity Starting Date (or within such other reasonable period prior to the Employee’s Annuity Starting Date as shall be determined by the Committee consistent with applicable governmental regulations), the Committee shall furnish to the Employee a written notification of the terms and conditions of the Joint and Survivor Pension, the availability and general effect of any election under this Section to waive the Joint and Survivor Pension, the availability of additional information about the specific financial effect of making such election, the right of the Employee and the Employee’s spouse with regard to electing the Basic Pension and other options and the Employee’s right to revoke any such election along with the effect of such revocation.  If an Employee makes a request for additional information during the applicable election period, the Committee shall furnish such information, in terms of dollars per benefit payment, to the Participant within 30 days of such request.

(d)

An Employee may revoke any election and make a new election under this Section in writing during the applicable election period.  The new election must be consented to by the spouse in the same manner as described above (unless the Participant can establish to the satisfaction of the Plan Administrator that consent cannot be obtained because the Participant’s spouse cannot be located or such other circumstances as may be provided by applicable government regulations), unless the prior consent of the spouse expressly permits elections by the Employee of a new form of consent by the spouse; provided, however, that no general consent of the spouse is valid, unless the general consent acknowledges that the spouse has the right to limit consent to a specific beneficiary and a specific optional form of benefit and that the spouse voluntarily elects to relinquish both of such rights.

(e)

This paragraph (e) shall be applicable only in the circumstance where either due to short notice provided by a Participant or administrative oversight, the requirements of paragraph (c) above are not met for the Participant’s intended Annuity Starting Date.  Notwithstanding any other provision of the Plan and subject to the requirements set forth below, a Participant shall be permitted to elect to waive the requirement that the written explanation of the Joint and Survivor Pension be provided at least 30 days before the Annuity Starting Date so long as that written explanation is provided more than 7 days in advance of the date benefits actually commence (the “Benefit Commencement Date”) and, notwithstanding any other provision of the Plan to the contrary, the Plan may provide the written explanation of the Joint and Survivor Pension after the Annuity Starting Date:

(i)

Any Annuity Starting Date elected hereunder shall be no earlier than the first day of the month following the date the Participant first gives notice of his desire to commence receipt of benefits or, if later, the first day upon which he is eligible to commence receipt of benefits.

(ii)

If the Benefit Commencement Date is subsequent to the Annuity Starting Date, then on the Benefit Commencement Date the Participant receives a lump-sum payment equal to the monthly benefit payments that would have been made from the Annuity Starting Date to the Benefit Commencement Date had benefits started on the Annuity Starting Date plus an appropriate adjustment for interest calculated using the applicable interest rate (as described in Section 1.02);

(iii)

The periodic payments beginning on the first of the month coincident with or next following the Benefit Commencement Date for a Participant whose Annuity Starting Date precedes the Benefit Commencement Date are in the same amount as the periodic payments that would have been paid to the Participant had payment actually commenced on the Annuity Starting Date.

(iv)

The applicable election period does not end  before the 30th day after the date on which such explanation is provided or, if the Participant elects, such 30 day requirement may be waived as long as the distribution commences more than 7 days after such explanation is provided.

(v)

The Participant’s spouse as of the Benefit Commencement Date consents (in the manner described in paragraph (a) above) to any retroactive Annuity Starting Date election if the survivor payments under a retroactive annuity are less than the survivor payments would have been under an optional form of benefit that would satisfy the requirements of the Joint and Survivor Pension on the Benefit Commencement Date.

(vi)

The benefit distribution (including appropriate interest adjustments) based on a retroactive Annuity Starting Date meets the requirements of Code Section 415 (and in the case of a non-annuity distribution Code Section 417(e)(3)) using the Benefit Commencement Date for all purposes (including for determining the applicable interest rate and the applicable mortality table).  The Plan is not required to show compliance with Code Section 415 as of the Benefit Commencement Date if that date is no more than twelve months after the retroactive Annuity Starting Date.

          A Participant shall have until the later of (i) the Benefit Commencement Date or (ii) the eighth day following the date the Participant is provided with the explanation of the Joint and Survivor Pension in which to revoke any waiver made by the Participant under this paragraph.

(f)

Unless there is an administrative delay, distributions must start not more than 90 days after the Plan Administrator furnishes the Participant with the written explanation of the Joint and Survivor Pension.

(g)

An Employee who terminated after September 1, 1974 and prior to 1976 who had not commenced to receive a pension prior to August 23, 1984 shall receive his benefit in the form of a Joint and Survivor Pension, if he is married, calculated under the actuarial factors in use for the Plan as in effect at the time of termination of his employment unless he elects against such Joint and Survivor Pension in favor of some other form of distribution available to him under the terms of the Plan at the time he retired.  There shall be no spousal consent requirement applicable to the waiver of the Joint and Survivor Pension by such an Employee.

3.05	Required Distribution If Employed Beyond Age 70½.

(a)

Payment of his pension accrued to date shall commence to a Participant on April 1 following the calendar year in which he attains age 70½ even if he has not yet retired from the employ of the Company.  The amount of Basic Pension payable to such person in each subsequent year shall be equal to the Accrued Pension of such person on the last day of the prior year reduced by the Actuarial Equivalent value of total payments made to the individual under the Plan by the close of the prior year (but not reduced below the amount of Accrued Pension on the date payments initially commence).  Such Actuarial Equivalent value shall be determined by accumulating each payment made at 5% compound annual interest to the last day of such prior Plan Year and then converting such aggregate accumulated values into a Basic Pension based on the factors described in Section 1.02.

(b)

In the case of an Employee who attains age 70½ prior to January 1, 1988, paragraph (a) above shall apply only if such Employee was a more than 5% owner of the Company, as defined in Internal Revenue Code Section 416(i)(1)(B), during the Plan Year ending with or within the calendar year in which the Employee attained age 66½ or in any subsequent Plan Year.  If the Employee becomes a more than 5% owner during any subsequent year, payment of benefits shall commence no later than April 1 of the calendar year following the calendar year in which the Employee becomes a more than 5% owner.  An individual who attains age 70½ in 1988 shall be treated as though he attained age 70½ in 1989.

(c)

Paragraph (a) shall not be applicable to a Participant who turns age 70½ in calendar year 2003 or later and who is not a more than 5% owner of the Employer as defined in Internal Revenue Code Section 416(i)(1)(B).  Pension benefits to a Participant described in the preceding sentence shall commence on the Late Retirement Date, i.e., the first day of the month coincident with or next following retirement.  Notwithstanding Section 3.01(b), the Basic Pension of such a Participant shall not be less than the Employee’s Accrued Benefit on April 1 following the calendar year the Participant attained age 70½ increased annually (as described in Proposed IRS Regulation Section 1.411(b)-2(b)(4)(iii) for plans which do not suspend benefits) until the Late Retirement Date by the greater of (i) the Actuarial Equivalent of the Basic Pension that the Participant would have received had the pension commenced on April 1 following the calendar year in which the Participant attained age 70½, plus the Actuarial Equivalent of any additional accrued benefits arising after that date, reduced by the Actuarial Equivalent value of any distributions to the Participant made after that date, or (ii) the additional accrued benefits arising because of the Participant’s continued service.

3.06	Code Requirements.

(a)

All distributions will be made in accordance with the rules of Internal Revenue Code Section 401(a)(9) and regulations thereunder, including rules of IRS Regulation Section 1.401(a)(9)-2.  The rules of Internal Revenue Code Section 401(a)(9) and regulations thereunder shall override any distribution options described in this Plan to the extent that those options could be considered to be inconsistent with the requirements of Code Section 401(a)(9) and regulations thereunder.  The rules set forth in the Plan regarding time of commencement of distribution and method of distribution shall be in lieu of the default provisions in IRS Regulation Sections 1.401(a)-1, 1.401(a)(9)-1 and 1.401(a)(9)-2.  For purposes of determining compliance with Code Section 401(a)(9), life expectancies shall not be recalculated.

(b)

Paragraph (a) above shall not apply with respect to distributions made for calendar years beginning on or after January 1, 2002.  With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary.  This paragraph (b) shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

3.07	Re-employment.

          If a former Employee is reemployed by the Company at a time when he is receiving a pension hereunder, the Employee’s pension benefit shall be suspended throughout the period of his reemployment.  No payment shall be withheld unless the Company notifies the Employee by personal delivery or first class mail during the first calendar month or payroll period in which the Plan withholds payments that his or her benefits are suspended.  Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a description of this provision relating to the suspension of payments, a copy of such provision, and a statement to the effect  that applicable Department of Labor regulations may be found in 29 CFR Section 2530.203.3.  In addition, the notice shall inform the Employee of the Plan’s procedures for affording a review of the suspension of benefits.  Requests for such review shall be considered in accordance with the claims procedure described in Part A.  The notification described in this paragraph shall also be provided in the case of an Employee who continues in employment beyond Normal Retirement date.

          Upon such Employee’s subsequent cessation of reemployment the pension benefit payable to or with respect to such Employee, if any, shall resume upon the Benefit Resumption Date, which shall be the first day of the calendar month following the calendar month in which the Employee terminates reemployment.

          From and after the Benefit Resumption Date, the Pension payable under this Plan, if any, to or with respect to a former Employee who is reemployed by the Company as an Employee shall be determined as follows:

(a)

The Basic Pension payable under whichever Section of the Plan is applicable to the Employee at the time of the termination of his reemployment shall be calculated as provided in such Section based on his Average Annual Compensation, Final Average Compensation and Covered Compensation at the time of termination of his reemployment (or such other factor relevant under the minimum benefit rules of this Plan at the time of his termination) and based on his number of initial years of Credited Service and his years of Credited Service during his period of reemployment; provided, however, that any increase in the Employee’s Basic Pension as so determined over the Basic Pension payable to him prior to his reemployment shall be reduced by an offset to take into account the fact that pension benefits (other than the Disability Pension payable under Section 3.03) have been previously paid to such Employee.  Such offset shall be the Actuarial Equivalent of pension benefits previously distributed to the Employee computed by accumulating each payment made at 5% compound annual interest to date of re-commencement of benefits and then converting such aggregate accumulated values into a Basic Pension based on the factors described in Section 1.02.

(b)	(i)

In the case of a reemployed Employee whose initial termination of employment was after his Normal Retirement Date, whether the Employee’s benefit upon termination of employment is paid as a Basic Pension or under one of the other options available under the Plan depends on the form of settlement option in effect for such Employee prior to his reemployment.  Reemployment shall not entitle such Employee to revise such settlement option.

(ii)

In the case of an Employee whose initial termination of employment was prior to Normal Retirement Date, the portion of his pension payable upon termination of reemployment which is not in excess of his pension payable prior to reemployment shall continue to be paid under the settlement option in effect for such Employee prior to reemployment.  Reemployment shall not entitle such Employee to revise such settlement option as to such portion of his benefit.  However, the usual rules regarding election of form of payment set forth in Section 3.04 shall apply to that portion of his Basic Pension  following reemployment which is in excess of his Basic Pension accrued to the date of his first termination of employment.

(c)

On the Employee’s Benefit Resumption Date [or his actual retirement date in the case of a late retiring Employee under Section 3.01(b)], the Employee shall also be paid the amount of benefit which would have been paid to the Employee during any calendar month of his reemployment period (or, in the case of a late retiring Employee under Section 3.01(b), the period after his Normal Retirement Date until his actual retirement date) had he not been reemployed (or, in the case of a late retiring Employee, had he not continued in employment) if in such calendar month the Employee had less than 40 Hours of Service (as Hours of Service are defined in Section 1.22 but excluding Hours of Service which are attributable to authorized leaves of absence other than for service in the Armed Forces of the United States).  The benefit due with respect to any such month in which the Employee had less than 40 such Hours of Service shall be increased by interest at the rate of 6% compounded annually for the period from the date the payment for such month would have been made had the Employee not been reemployed (or, in the case of a late retiring Employee, had he not continued in employment) until the Employee’s Benefit Resumption Date [or his actual retirement date in the case of a late retiring Employee under Section 3.01(b)].  In the event of the Employee’s death while reemployed (or, in the case of a late retiring Employee, while continuing in employment beyond Normal Retirement Date), the benefits due with respect to any such month in which the Employee had such 40 Hours of Service shall be paid to the beneficiary, if any, specified in the settlement option in effect prior to the Employee’s reemployment or, if no such beneficiary was designated or is surviving, to the Employee’s estate.

(d)	(i)

With respect to an Employee described in subparagraph (b)(i) above, if the reemployed Employee dies while reemployed, no Survivor Income Benefit will be paid with respect to such Employee under the provisions of Article V.  In the event of such Employee’s death while reemployed, the benefit, if any, payable shall depend on whether the settlement option in effect for the Employee prior to his reemployment provided for a continuing payment upon the Employee’s death and whether the recipient of such payment survives the Employee.  The amount of the payment, if any, shall be the amount which would have been due to the contingent annuitant had the Employee retired on the day immediately preceding the date of his death, immediately commenced to receive his pension and then died.

(ii)

With respect to an Employee described in subparagraph (b)(ii) above, if such individual dies while reemployed, a Survivor Income Benefit will be paid with respect to such Employee under the provisions of Article V.  Such Survivor Income benefit shall be computed with respect to that part of the individual’s Basic Pension accrued to the date of his death while reemployed which is in excess of the Basic Pension he had earned to the date of his first termination of employment.  No Survivor Income Benefit shall be paid with respect to that part of the Employee’s pension accrued to the date of his first termination of employment.  With respect to that portion of his pension, the benefit, if any, payable shall depend on whether the settlement option in effect for the Employee prior to his reemployment provided for a continuing payment upon the Employee’s death and whether the recipient of such payment survives the Employee.  The amount of the payment, if any, shall be the amount which would have been due to the contingent annuitant had the Employee retired on the day immediately preceding the date of his death, immediately commence to receive his pension and then died.

(e)

An Employee may request, and the Company in a reasonable amount of time will render, a determination of whether any specific contemplated reemployment or continued employment beyond Normal Retirement Date with the Company will result in a suspension of benefits.  Such request shall be processed in accordance with the usual Plan claims procedure.

(f)

If any individual is reemployed following receipt of a lump sum distribution under this Plan, the Basic Pension payable to such person shall be calculated based upon the Average Annual Compensation, Final Average Compensation and Covered Compensation in effect at the time of his termination of reemployment and his number of years of initial Credited Service and his years of Credited Service during his reemployment; provided, however, that such Basic Pension shall be reduced by the Actuarial Equivalent of the lump sum amount previously paid to him.

3.08	Special Additional Pension.

          For each Employee identified below by the Employee’s Social Security Number, the monthly Accrued Pension payable at Normal Retirement Date as otherwise determined under Section 1.01 shall also include the additional monthly amount shown below:

Social Security No. of Employee	Additional Monthly Amount of Accrued Pension Payable to Employee

XXX-XX-XXXX	$2,794.37
XXX-XX-XXXX	$3,188.20

          In the event the special additional pension is payable prior to normal retirement date pursuant to Section 3.02 or Article IV hereof, it shall be reduced at the rate of ½% per month for each month that the benefit commencement date precedes Normal Retirement Date.

ARTICLE IV
SEVERANCE BENEFIT

          4.01     Deferred Vested Pension.

          An Employee shall be entitled to a Basic Pension if his employment with the Company is terminated (other than by retirement or death) after he has completed five years of Vesting Service.

          4.02     Payment Procedures.

          A former Employee will receive his Deferred Vested Pension in an amount equal to his Normal Accrued Pension beginning on his Normal Retirement Date.  However, if he had completed 15 years of Credited Service prior to his termination, he may elect to receive his Deferred Vested Pension commencing on the first of any month coincident with or next following his 55th birthday by filing a written application no earlier than 90 days prior to such early commencement date.  In such event, he shall be entitled to receive a benefit which is an amount equal to his Early Accrued Pension determined as of his early commencement date.  Payment of the Deferred Vested Pension shall be made in the manner specified under Section 3.04.  In the circumstance in which a former Employee files a written application after his Normal Retirement Date, he shall be entitled to receive a benefit on his Annuity Starting Date which is an amount equal to the Actuarial Equivalent value of his Normal Accrued Pension as defined in Section 1.02.

          4.03     Election of Former Vesting Provisions.

          In the event the eligibility requirements of this Plan for a Deferred Vested Pension are hereafter directly or indirectly amended or such requirements of any preceding Plan have been amended by adoption of this amendment and restatement, any Employee who has completed at least three (3) Years of Vesting Service may elect to have his eligibility for a Deferred Vested Pension determined without regard to such amendment by notifying the Committee in writing during the election period as hereafter defined.  The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of the following dates:

(a)	The date which is 60 days after the date the amendment is adopted;

(b)	The date which is 60 days after the day the Plan amendment becomes effective; or

(c)

The date which is 60 days after the day the Employee is issued written notice of the amendment by the Company or Committee.  Such election shall be available only to an individual who is within the group of employees designated as eligible to participate hereunder at the time such election is made and such election shall be irrevocable.

4.04	Effect of Termination Prior to Eligibility for a Deferred Vested Pension.

          Any individual who terminates employment prior to becoming eligible for a Deferred Vested Pension shall be deemed to have had an immediate distribution of his vested interest (which is zero) in his Accrued Pension in the Plan and his unvested interest in his Accrued Pension (which is 100% of his Accrued Pension) shall be deemed to be immediately forfeited.  In the event such individual is reemployed prior to incurring five or more consecutive Breaks in Service, he shall be deemed to have repaid such deemed distribution at the time of reemployment and his previously forfeited Accrued Pension shall be restored.

ARTICLE V

DEATH BENEFITS

5.01	Survivor Income Benefit.

(a)

If any Employee who is entitled to a Deferred Vested Pension under Article IV (or any former Employee who was entitled to a Deferred Vested Pension under the terms of the Plan as in effect at the time of his termination of employment) dies before his Annuity Starting Date and if he is married on his date of death, then his surviving spouse shall be entitled to a monthly benefit for life (the “Survivor Income Benefit”).

(b)

Payment of the Survivor Income Benefit will commence on the first day of the month following the later of (i) the Employee’s or former Employee’s date of death or (ii) the date which would have been the Normal Retirement Date of the Employee or former Employee.  However, if the Employee had completed 15 years of Vesting Service, then following the Employee’s death the Employee’s spouse may elect instead to commence earlier receipt of the Survivor Income Benefit beginning on the first day of any month commencing after the later of (i) the 55th anniversary of the Employee’s date of birth or the (ii) date of the Employee’s death.

(c)

The monthly amount of the Survivor Income Benefit payable to the surviving spouse shall be an amount equal to what such spouse would have received under the survivor portion of the Joint and Survivor Pension which would have been payable to the Employee or former Employee if he had commenced to receive a Joint and Survivor Pension on the date payments commence under paragraph (b) above based on his Credited Service, Covered Compensation, Final Average Compensation and Average Annual Compensation at the time of his death or earlier termination (or such other factors relevant under the minimum benefit rules of this Plan at the time of his termination) and died on the day after commencing to receive benefits.

5.02	After Annuity Starting Date.

          No benefits shall be payable under Section 5.01 if an Employee’s Annuity Starting Date has occurred prior to his death.  In such case, the form, payee and amount of benefit payable, if any, shall be in accordance with the option applicable to the Employee as a result of his election or non-election under Section 3.04.

5.03	Death Before Annuity Starting Date.

          Except for the Survivor Income Benefit under Section 5.01, no benefits shall be payable under this Plan with respect to any Employee who dies before his Annuity Starting Date.

ARTICLE VI

TRANSFERS

6.01	From or to Another Defined Benefit Plan of the Company.

(a)

If an Employee participating in this Part B is transferred to a position with the Company which makes him ineligible for continued coverage under this Part B but he then becomes covered by Part C or another private non-governmental defined benefit plan (the “Other Plan”) maintained by the Company, upon his termination of employment eligibility for a pension and the amount of such pension, if any, shall be determined under the provisions of Part C or the Other Plan based upon his total Credited Service (i.e., his Credited Service under this Part B plus his Credited Service under Part C or the Other Plan) with the Company.  His pension, if any, shall be paid as follows:  From Part C or the Other Plan, the Employee will receive the pension payable under Part C or the Other Plan based on his total Credited Service (Credited Service under this Part B plus Credited Service under Part C or such Other Plan) with the Company reduced by his Accrued Pension hereunder at the time of his transfer.  From this Plan, he shall receive an amount equal to his Accrued Pension hereunder at the time of his transfer.

(b)

If an Employee is transferred from another group of employees who are ineligible for coverage under this Part B but who are covered under Part C or the Other Plan so that the Employee becomes eligible for coverage under this Part B, upon his termination of employment eligibility for a pension and the amount of such pension, if any, shall be determined under the provisions of this Part B based upon his total Credited Service (i.e., his Credited Service under this Part B plus his Credited Service under Part C or the Other Plan) with the Company.  His pension, if any, shall be paid as follows: From this Part B the Employee will receive the pension payable under this Part B based upon his total Credited Service with the Company reduced by his Accrued Pension under Part C or the Other Plan at the time of his transfer.  From Part C or the Other Plan he shall receive an amount equal to his Accrued Pension thereunder at the time of his transfer.

(c)

For purposes of determining an Employee’s eligibility for a Deferred Vested Pension under this Part B or Part C or any Other Plan, his total Vesting Service as determined under the rules of this Part B with the Company shall be taken into account.

6.02	From or to a Defined Contribution Plan of the Company.

(a)

If an Employee participating in this Part B is transferred to a position with the Company which makes him ineligible for continued coverage under this Part B and in his new position he is either covered under a defined contribution plan (or not covered by any plan), he shall retain the Accrued Pension which he had as of the last day of the month in which such transfer occurs.  He shall continue to be credited with Vesting Service (but not Credited Service) as long as he remains in the employ of the Company.  Upon termination of employment, eligibility for a pension hereunder shall be based upon his total Vesting Service, but the amount of such pension shall be based upon his Accrued Pension as of the last day of the month in which his transfer occurs.

(b)

If a person is transferred from a position with the Company in which he is ineligible for coverage under this Part B (and in which he is either covered under a defined contribution plan or not covered under any plan) to a position with the Company in which he is eligible for coverage under this Part B he shall be credited with Vesting Service (but not Credited Service) under the rules of this Part B for his prior employment in the ineligible position.

6.03	Transfer from or to an Affiliated Employer.

(a)

If an Employee participating in this Part B is transferred to a position with an Affiliated Employer which makes him ineligible for continued coverage under this Part B, he shall retain the Accrued Pension which he had as of the last day of the month in which such transfer occurs.  He shall continue to be credited with Vesting Service (but not Credited Service) as long as he remains in the employ of the Affiliated Employer.  Upon termination of employment, eligibility for a pension hereunder shall be based upon his total Vesting Service, but the amount of such pension shall be based upon his Accrued Pension as of the last day of the month in which his transfer occurs.

(b)

If a person is transferred from a position with an Affiliated Employer in which he is ineligible for coverage under this Part B to a position with the Company in which he is eligible for coverage under  this Part B he shall be credited with Vesting Service (but not Credited Service) under the rules of this Part B for his prior employment in the ineligible position.

ARTICLE VII
IMPACT OF AMENDMENTS ON PRIOR RETIRED
OR TERMINATED EMPLOYEES

7.01	General Rule.

          It is recognized that this Plan has been amended and will continue to be amended from time to time.  Unless otherwise specifically stated in the amendment to the contrary, no amendment to this Plan shall have any applicability to persons who retired or otherwise terminated employment prior to the effective date of such amendment.  The benefits of such persons shall be governed by the provisions of the Plan as in effect at the time of their retirement or earlier termination of employment.

7.02	Exception.

          Notwithstanding Section 7.01, any individual who terminated employment prior to January 1, 1989 and has not commenced receipt of his pension shall automatically be eligible for the Survivor Income Benefit described under Article V of either the Weyenberg Shoe Manufacturing Company Salaried Employees Pension Plan or the Weyenberg Shoe Manufacturing Company Pension Plan for Hourly Paid Staff Employees, whichever was applicable to him, as in effect on December 31, 1988, regardless of whether such individual has affirmatively elected such coverage and without any further charges being assessed for such coverage other than charges due to periods prior to 1989 during which such coverage was in effect.

ARTICLE VIII

GENERAL PROVISIONS

8.01	Full Vesting Upon Attainment of Age 65.

          Notwithstanding any other provision hereof, an Employee who attains his 65th birthday shall at such time become fully vested and nonforfeitable in his benefit hereunder.  The amount and time of payment of such benefit shall be determined as elsewhere provided herein, except that an Employee who terminates prior to his Normal Retirement Date but on or after the later of (i) age 65 or (ii) the fifth anniversary of the date he first became eligible to participate in the Plan, shall be entitled to a Deferred Vested Pension under Section 4.01 even if he did not have five years of Vesting Service at the time of his termination of employment.

8.02	Minimum Optional Form of Benefit.

(a)

Notwithstanding any provision hereof to the contrary, the pension payable to an Employee in any form other than the Basic Pension shall be equal to the greater of (1) the amount of the optional form of pension to which the Employee is entitled under the terms of the Plan as described herein, including the method and assumptions for computing actuarial equivalencies, or (2)(a) in the case of an Employee terminated on or prior to August 31, 1985 the amount of optional form of pension to which the Employee would have been entitled under the optional form of payment in question on the date of termination of employment or (b) in the case of an Employee who terminates after August 31, 1985 the amount of optional form of pension to which the Employee would have been entitled had the Employee terminated on August 31, 1985 and selected the optional form of payment in question, determined for both clauses (a) and (b) under the terms of the Weyenberg Shoe Manufacturing Company Pension Plan for Salaried Employees or Weyenberg Shoe Manufacturing Company Pension Plan for Hourly Paid Staff Employees, whichever was applicable to him, as in effect on December 31, 1983 (including the method and assumptions for computing actuarial equivalencies as in effect as of December 31, 1983).

(b)	Notwithstanding any provision hereof to the contrary, the pension payable to an Hourly Paid Staff Employee in any form other than the Basic Pension shall be equal to the greater of:

(i)

The amount of the optional form of pension to which the Employee is entitled under the terms of the Plan as described herein, including the method and assumptions for computing actuarial equivalencies; or

(ii)

The amount of optional form of pension to which the Employee would have been entitled (if that optional form was available under the Hourly Plan) on the same benefit commencement date under the same optional form, determined by applying the methods and assumptions for computing actuarial equivalencies under the Weyenberg Shoe Manufacturing Company Pension Plan for Hourly Paid Staff Employees as in effect on December 31, 1988 to his Accrued Pension under whichever is applicable of either Section 1.01(b)(iv) or Section 1.01(c)(iv).

8.03	Small Amounts.

          The Actuarial Equivalent lump sum value of an Employee’s Pension under Section 3.01, 3.02 or 4.01, whichever is applicable, shall be paid to the Employee as soon as administratively practicable following his termination of employment in lieu of the monthly Pension otherwise payable under the Plan if on the date of distribution such Actuarial Equivalent lump sum value is less than $3,500 ($5,000 after 1997) (or such other amount as may be specified from time to time under the Internal Revenue Code and regulations thereunder).  If the Employee’s Annuity Starting Date, as defined in Section 1.05(i), shall already have occurred, lump sum payment shall be made only if the Employee so elects and, if he is married, the Employee’s spouse has consented to such election in accordance with Section 3.04.  Persons who are not already in pay status and who terminate before this Section became effective shall be subject to this Section and shall receive the distributions called for by this Section as soon as practicable.

ARTICLE IX

COVERAGE OF ADLER SHOE SHOPS, INC. EMPLOYEES

          9.01     Effective Date.

          Salaried Employees and Hourly Paid Staff Employees of Adler Shoe Shops, Inc., became covered from and after January 1, 1980 - the effective date of participation in the Plan by Adler Shoe Shops, Inc.  Effective July 17, 1988 Adler Shoe Shops, Inc. was merged into Nunn-Bush Shoe Company.  However, those individuals who had formerly worked for Adler Shoe Shops, Inc. who had been covered hereunder became employees of Weyenberg Shoe Manufacturing Company on July 17, 1988 and continued to be covered hereunder from July 17, 1988 forward.

          9.02     Service.

          Each employee described in Section 9.01 shall be credited with one year of Vesting Service and one year of Credited Service for each “Year of Service” credited to him prior to January 1, 1980 under the plan maintained by Adler Shoe Shops, Inc. pursuant to the Shoe League Master Pension Trust (the “Prior Plan”).  (Accrued benefits and assets sufficient to provide such Accrued Benefits were transferred from the Prior Plan to this Plan and, accordingly, service with Adler Shoe Shops, Inc. credited under the Prior Plan is properly treated as service credited under this Plan, including (pursuant to Code Section 414(a)) service with Adler prior to the time it became affiliated with the Company.)  Vesting Service and Credited Service for employment from and after January 1, 1980 shall be determined in accordance with the rules of the Plan.

          9.03     No Reduction of Benefits.

          Notwithstanding any other provision hereof, the Accrued Pension applicable to any individual described in Section 9.01 shall not be less than the accrued benefit of each such person under the Prior Plan as of December 31, 1979.

THE WEYCO GROUP, INC. PENSION PLAN

PART C

Amended and Restated Effective January 1, 2006

THE WEYCO GROUP, INC. PENSION PLAN

PART C

i

(continued)

ii

THE WEYCO GROUP, INC. PENSION PLAN

PART C

PREAMBLE

          This document sets forth the terms and provisions of Part C of the Weyco Group, Inc. Pension Plan.  Employees eligible under this Part C are those employees who would have been eligible under the Weyco Group Inc. Shoe Production Workers Pension Plan had it not been merged into the Weyco Group, Inc. Pension Plan.  This Part C is restated effective as of January 1, 2006 (except to the extent a different effective date for a particular provision is otherwise specified.)

ARTICLE I

DEFINITIONS

          Words and phrases appearing in this Part C shall have the respective meanings set forth in this Article, unless the context clearly indicates to the contrary.  Any reference to an Article or Section shall mean an Article or Section in this Part C unless specified to the contrary.  Any capitalized term used in this Part C which is not defined in Part C shall have the same meaning as in Part A of the Plan.

          1.01     “Accrued Pension” means the unreduced pension of an Employee in the event of his termination of employment with the Company for any reason before Normal Retirement Date or the earlier termination of the Plan or his transfer to a position with the Company which makes him ineligible for continued coverage hereunder, which shall be an amount equal to the Benefit Rate in effect at the date of his termination or termination of the Plan or such transfer based on his Credited Service as of the date of his termination or the earlier termination of the Plan or such transfer.

          1.02     “Actuarial Equivalent” shall mean a benefit having the same value as the benefit it replaces.  Except as otherwise specifically provided in the Plan, actuarial equivalents shall be determined on the basis of 8% interest and the UP-1984 mortality table with no adjustment in ages for Participants and with ages set back four years for joint pensioners or alternate payees.  For purposes of computing Actuarial Equivalent present value for purposes of lump sum distributions the foregoing assumptions shall be utilized, except that if the PBGC interest rate (immediate or deferred annuity rate, whichever is appropriate) to be used for determining the present value of a lump sum distribution on plan termination as of the first day of the year in which distribution is made is lower than the interest rate specified in Exhibit A-1, such lower PBGC rate shall be used; provided, however, that for purposes of calculating lump sums, the interest assumption used shall be the “applicable interest rate” and the mortality assumption used shall be the “applicable mortality table.”  The term ‘applicable mortality table’ means the table prescribed by the IRS from time to time pursuant to Code Section 417(e) as amended by Public Law 103-465.  The term “applicable interest rate” means the annual rate of interest on 30-year Treasury securities as published by the IRS for the month second next preceding the month in which occurs the first day of the Plan Year in which distribution is made; e.g. the rate published for November 1999 to be used for all distributions in 2000, the November 2000 rate for 2001 distributions, etc.

          1.03     “Actuary” means an individual actuary enrolled with the Federal Joint Plan Administrator for the Enrollment of Actuaries selected by the Plan Administrator or a firm of actuaries at least one of whose members is so enrolled.

          1.04     “Affiliated Employer” means each corporation which is included as a member of a controlled group with the Company and trades or businesses, whether or not incorporated, which are under common control by or with the Company within the meanings of Sections 414(b) and (c) of the Internal Revenue Code and shall include members of the same “affiliated service group” within the meaning of Code Section 414(m) or deemed as such pursuant to regulations under Code Section 414(o).

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          1.05     “Basic Pension” means a pension which shall be payable for the life of the recipient (before any reduction for Joint and Survivor Pension benefit), the last payment to be made as of the first day of the month in which his death occurs.

          1.06     “Benefit Rate” means as of January 1, 1976, a monthly amount equal to $3.50 for each year of Credited Service.  From and after January 1, 1977, “Benefit Rate” means a monthly amount equal to $3.75 for each year of Credited Service.  From and after March 16, 1979, “Benefit Rate” means a monthly amount equal to $4.25 for each year of Credited Service.  From and after February 16, 1981, “Benefit Rate” means a monthly amount equal to $4.50 for each year of Credited Service.  From and after March 1, 1982, “Benefit Rate” means a monthly amount equal to $5.00 for each year of Credited Service.  From and after February 7, 1983, “Benefit Rate” means a monthly amount equal to $5.25 for each year of Credited Service.  From and after March 6, 1984, “Benefit Rate” means a monthly amount equal to $5.50 for each year of Credited Service from and after March 4, 1985, “Benefit Rate” means a monthly amount equal to $5.75 for each year of Credited Service.  From and after November 16, 1987, ‘Benefit Rate’ means a monthly amount equal to $6.00 for each year of Credited Service.  From and after January 7, 1991, ‘Benefit Rate’ means a monthly amount equal to $6.25 for each year of Credited Service.  From and after March 9, 1992, ‘Benefit Rate’ means a monthly amount equal to $6.50 for each year of Credited Service.  From and after March 8, 1993, ‘Benefit Rate’ means a monthly amount equal to $7.00 for each year of Credited Service.  From and after February 21, 1994, ‘Benefit Rate’ means a monthly amount equal to $7.25 for each year of Credited Service.  From and after March 6, 1995, ‘Benefit Rate’ means a monthly amount equal to $7.50 for each year of Credited Service.  From and after March 11, 1996, ‘Benefit Rate’ means a monthly amount equal to $7.75 for each year of Credited Service.  From and after March 10, 1997, ‘Benefit Rate’ means a monthly amount equal to $8.00 for each year of Credited Service.  From and after March 2, 1998, ‘Benefit Rate’ means a monthly amount equal to $9.00 for each year of Credited Service.  From and after February 28, 2000, ‘Benefit Rate’ means a monthly amount equal to $9.50 for each year of Credited Service.  From and after February 26, 2001, ‘Benefit Rate’ means a monthly amount equal to $10.00 for each year of Credited Service.

          1.07      “Break in Service” means any Employee Year during which the Employee does not complete 500 Hours of Service in the aggregate with the Company or any Affiliated Employer.  Solely for the purpose of determining whether or not a Break in Service occurs under this Plan for terminations after 1984, up to 501 Hours of Service shall be credited during the continuation of any maternity or paternity absence, as such absences are defined in paragraph 202(b)(5) of ERISA, either in the Employee Year of its commencement if a Participant would otherwise have fewer than 501 Hours of Service in that year, or, if not, then in the following Employee Year.  Such Hours of Service shall be credited at the same rate as normally would occur but for such absence, or, in the case of uncertainty, at the rate of eight hours of service per day of absence.  If the Employee does not return to the performance of duties for the Company or for an Affiliated Employer by the first business day of the first Employee Year after such maternity or paternity hours are credited, then a Break in Service may be deemed to commence either on that date or on such later date as any authorized leave of absence given in connection with or during the maternity or paternity absence shall have ended without return of the Employee to such active duties.  Nothing in this Section shall be understood to establish or alter any Employer policy with respect to maternity or paternity leaves for any purpose other than the determination of Breaks in Service under this Plan.

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          1.08     “Company” means Weyco Group, Inc. or any successor by merger, purchase or otherwise.

          1.09     “Credited Service” means time spent by an Employee in the employment of the Company which is relevant for purposes of determining benefit amount.  Credited Service shall be equal to the Employee’s Vesting Service except that Vesting Service attributable to Hours of Service with an Affiliated Employer or to Hours of Service during periods when he was employed by the Company other than as an Employee as defined herein or to periods of employment with Sportwelt Shoe Company, Inc. of Wisconsin (and its predecessors) shall be subtracted.

          1.10     “Disability” shall be deemed to exist when the Employee is found by the Plan Administrator on the basis of a report by a physician appointed by the Plan Administrator to be wholly and permanently prevented from engaging in any occupation or employment for wage or profit as a result of injury or disease, either occupational or non-occupational in cause.  Notwithstanding the foregoing, the term “Disability” shall exclude for the purposes of the Plan, any disability found by the Plan Administrator to have been incurred while the Employee was engaged in a criminal enterprise, or which consists of chronic alcoholism or addiction to narcotics, or is the result of an injury intentionally self-inflicted by the Employee, or any disability resulting from service in the armed forces of any country.

          1.11     “Effective Date” means November 4, 1957.

          1.12     “Employee” means any person employed by the Company to whom the benefits of this Plan have been made available by the Pension Agreement with the Union.  Any such person shall be covered under the Plan commencing with his date of hire by the Company; provided that any person who was hired by the Company prior to the ERISA Amendment Date and who was excluded from coverage under the Plan as in effect prior to the ERISA Amendment Date because not a regular full-time employee and who is still in the employ of the Company on the ERISA Amendment Date shall be covered commencing on the ERISA Amendment Date and his Vesting Service and Credited Service shall be counted only from and after the ERISA Amendment Date.  “Leased Employees” within the meaning of Internal Revenue Code Section 414(n) shall not be eligible to participate in this Plan because they do not come within the foregoing definition.  Notwithstanding any other provision of this Plan to the contrary, no individual shall be covered hereunder while classified other than as an eligible “Employee” by the Employer with respect to its payroll practices (including, but not limited to, an independent contractor or an employee of an independent contractor, a consultant or a temporary help agency worker) during the period of such classification, regardless of any subsequent reclassification arising as a matter of law or otherwise.

          1.13     “Employee Year” means with respect to each Employee, the 12 month period commencing with his employment commencement date and each succeeding 12 month period.  The employment commencement date of any person previously excluded because not a regular full-time employee who becomes covered as an Employee on the ERISA Amendment Date shall be deemed to be the ERISA Amendment Date.

          1.14     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

3

          1.15     “ERISA Amendment Date” means January 1, 1976.

          1.16     “Hour of Service” means each hour for which an Employee is either directly or indirectly paid, or entitled to payment by the Company or an Affiliated Employer for the performance of duties for the Company or an Affiliated Employer, whether as an Employee as defined herein or as an employee of the Company or an Affiliated Employer prior to or subsequent to his becoming an Employee hereunder.  In addition, Hours of Service shall include each hour of paid absence.  Employees who are compensated other than on an hourly basis shall be credited with 45 Hours of Service for each week in which they are paid or entitled to be paid by the Company or an Affiliated Employer.  An Hour of Service shall include each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed upon by the Company or an Affiliated Employer.  Further, the term “Hour of Service” shall include periods of time during which the Employee is on an authorized leave of absence or during which his absence is due to service in the Armed Forces of the United States, provided that he returns to employment upon the expiration of any such leave of absence or within the period during which his reemployment rights are guaranteed by law, with the Employee to be credited with the number of hours for each week during such periods of time as he would accrue in a customary work week.  Nonperformance Hours of Service shall be determined and credited, and all Hours of Service shall be allocated to computation periods, in accordance with Department of Labor Regulations 2530.200b-2(b) and (c).  No Employee shall be credited more than once with Hours of Service with respect to the same actual hours or weeks.

          1.17     “Joint and Survivor Pension” means a reduced pension payable for the Employee’s life with 50% thereof continued after his death to, and for the life of, his Eligible Spouse.  For an Employee and Eligible Spouse the same age, the reduced pension is equal to .902 multiplied by the Basic Pension otherwise payable to the Employee.  The reduction factor is increased .004 for each full year that the Eligible Spouse’s age exceeds the Employee’s age and decreased .004 for each full year that the Eligible Spouse’s age is less than the Employee’s age.

          1.18     “Labor Agreement” means the Company’s Labor Agreement with the Union.

          1.19     “Pension Agreement” means the Company’s Pension Agreement with the Union.

          1.20     “Plan”, as used in this Part C, shall mean this Part C of the Weyco Group, Inc. Pension Plan unless the context clearly requires that the term “Plan” shall mean the entire plan.

          1.21     “Plan Year” means the annual accounting period of the Plan, which is the calendar year.

          1.22     “Retirement Date” means an Employee’s Normal Retirement Date, Early Retirement Date, Disability Retirement Date or Deferred Vested Retirement Date, whichever is applicable as follows:

(a)	“Normal Retirement Date” means the first day of the month coincident with or next following the later of:

	(i)	The date upon which the Employee attains age 65, or

4

	(ii)	The 5th anniversary of the date upon which a person first became an Employee.

(b)

“Early Retirement Date” means the first day of any month as of which the Employee elects to retire prior to his reaching age 65 but after he has both attained age 62 and completed 15 years of Credited Service.

(c)

“Disability Retirement Date” means the first of month following the date (after the Employee has attained age 50 and completed 15 years of Credited Service or, at any age, after he has completed 25 years of Credited Service and prior to Normal Retirement Date) as of which an Employee is deemed to be disabled pursuant to Section 1.10.

(d)

“Deferred Vested Retirement Date” means the first day of the month coincident with or next following the date on which an Employee resigns from the service of the Employer or is discharged before his Normal, Early or Disability Retirement Date but after he has completed at least 5 years of Vesting Service.

          1.23     “Union” means local 651 of the Boot and Shoe Workers Union, AFL-CIO, which has agreed with the Company to be covered by this Plan or as this Plan may be modified.

          1.24     “Vesting Service” means time spent by an Employee in the employment of the Company (or an Affiliated Employer after the ERISA Amendment Date) which is relevant for purposes of determining eligibility for a Deferred Vested Pension, determined in accordance with reasonable and uniform standards and policies adopted by the Company from time to time, subject to the following provisions:

(a)	Vesting Service shall equal the aggregate service obtained by adding an Employee’s Pre-ERISA Service to his Post-ERISA Service, as set forth below:

(i)

“Pre-ERISA Service” means an Employee’s years of service with the Company prior to his first Employee Year commencing on or after the ERISA Amendment Date as determined under Section 8 of the Plan as in effect immediately prior to the ERISA Amendment Date.  For purposes of this Section 1.24(a), an Employee who entered employment with the Company after age 50 and prior to September 1, 1969 shall be given credit for employment with Sportwelt Shoe Company, Inc. of Wisconsin (and its predecessors).

(ii)

“Post-ERISA Service” means an Employee’s years of service with the Company or any Affiliated Employer, beginning with his first Employee Year commencing on or after the ERISA Amendment Date, calculated on the basis of one full year for each Employee Year in which the Employee has completed 1000 Hours of Service.  If an Employee has less than 1000 Hours of Service for any Employee Year, he shall not receive any Vesting Service for such year.  Notwithstanding the preceding sentence, in the event the Employee has 500 or more Hours of Service as defined in Section 1.16 in the Employee Year in which he terminates his service for whatever reason, he shall be credited with one year of Post-ERISA Vesting Service for such Plan Year.

5

(b)

If an Employee incurs a Break in Service before he becomes entitled to a Deferred Vested Pension, his Vesting Service shall be forfeited after the number of his Breaks in Service equals or exceeds the period of such pre-break Vesting Service, but not before he has 5 consecutive Breaks in Service.  If he is subsequently reemployed before such forfeiture and before his Normal Retirement Date, his prior Vesting Service shall be restored provided that he earns at least one year of Vesting Service (1000 Hours in any Employee Year) following his reemployment.  He shall receive no Vesting Service for the period during the actual Break in Service.

(c)

If an Employee who incurs a Break in Service after he becomes entitled to a Deferred Vested Pension is subsequently reemployed before Normal Retirement Date, his prior Vesting Service shall be restored so long as he earns at least one year of Vesting Service (1000 Hours in any Employee Year) following his reemployment.

6

ARTICLE II

RETIREMENT BENEFIT

2.01	Normal Retirement.

          Any present or future Employee whose active service with the Company has been terminated on or after his Normal Retirement Date shall be entitled to receive a Basic Pension which shall equal the applicable Benefit Rate at the Employee’s Normal Retirement Date based on his Credited Service at such date.  Payment of such pension shall be made in the manner specified under Section 2.03 commencing on the Employee’s Normal Retirement Date, or in the event of retirement after Normal Retirement Date, on the first of the month coincident with or next following the date of actual retirement (the “Late Retirement Date”).

2.02	Early Retirement.

          An Employee who has completed 15 years of Credited Service may elect to retire at any time after his 62nd birthday.  In such event, he shall receive an immediate Basic Pension commencing on his Normal Retirement Date equal to his Accrued Pension.  However, the Employee may elect to commence receipt of his pension beginning on his Early Retirement Date or the first day of any subsequent month.  In that event, he shall be eligible to receive an immediate Basic Pension in the following reduced amount:

Age 62 retirement - 80% of the applicable Benefit Rate on his Early Retirement Date based on his Credited Service at such date.

Age 63 retirement - 86.7% of the applicable Benefit Rate on his Early Retirement Date based on his Credited Service at such date.

Age 64 retirement - 93.3% of the applicable Benefit Rate on his Early Retirement Date based on his Credited Service at such date.

Payment of such pension shall be made in the manner specified in Section 2.03 commencing on the Employee’s Early Retirement Date.

2.03	Method of Payment - Joint and Survivor Pension.

(a)

A married Employee who has been married throughout the one-year period ending on his benefit commencement date shall receive his benefit as a Joint and Survivor Pension unless he elects in writing, during the applicable election period, which shall be the ninety day period ending on his benefit commencement date or such other period as may be required by applicable governmental regulations, to receive his benefit as a Basic Pension and his spouse consents to his election, in a manner acknowledging the effect of such election, in a writing witnessed by a plan representative or notary public (unless the Employee can establish to the satisfaction of the Plan Administrator that consent cannot be obtained because the Employee’s spouse cannot be located or such other circumstances as may be provided by applicable government regulations).  Such election of an alternative form of payment will not be valid unless (1) the election designates a form of payment (and beneficiary) which may not be changed without spousal consent or (2) the consent of the spouse permits further designations as to the form of payment (and beneficiary) by the Participant without any requirement of further consent of the spouse; provided, however, that no general consent of the spouse is valid, unless the general consent acknowledges that the spouse has the right to limit consent to a specific beneficiary and a specific optional form of benefit and that the spouse voluntarily elects to relinquish both of such rights.

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An Employee who married within one year before his benefit commencement date, and has been married to that spouse for at least one year on his date of death shall be deemed to have been married throughout the one year period ending on his benefit commencement date.  An Employee who married within one year before his benefit commencement date, and has been married for less than one year on his benefit commencement date shall receive his benefit as a Basic Pension until the first anniversary of his marriage, at which time his benefit shall be converted to a Joint and Survivor Pension, unless he elects in writing during the applicable election period specified above to receive his benefit as a Basic Pension, and his spouse consents to his election, in a manner acknowledging the effect of such election, in a writing, witnessed by a plan representative or notary public (or the Employee can establish to the satisfaction of the Plan Administrator that consent cannot be obtained because the Employee’s spouse cannot be located or such other circumstances as may be provided by applicable government regulations).  Such election of an alternative form of payment will not be valid unless (1) the election designates a form of payment (and beneficiary) which may not be changed without spousal consent or (2) the consent of the spouse permits further designations as to the form of payment (and beneficiary) by the Participant without any requirement of further consent of the spouse; provided, however, that no general consent of the spouse is valid, unless the general consent acknowledges that the spouse has the right to limit consent to a specific beneficiary and a specific optional form of benefit and that the spouse voluntarily elects to relinquish both of such rights.  An Employee who is unmarried on his benefit commencement date shall receive his benefit as a Basic Pension.  Any election made prior to the applicable election period shall be invalid.

(b)

Not less than thirty nor more than ninety days prior to the Employee’s benefit commencement date or within such reasonable period prior to the Employee’s benefit commencement date as shall be determined by the Plan Administrator consistent with applicable governmental regulations, the Plan Administrator shall furnish to the Employee a written notification of the terms and conditions of the Joint and Survivor Pension, the availability and effect of any election under this Section to waive the Joint and Survivor Pension, the right of the Employee and the Employee’s spouse with regard to electing against the Joint and Survivor Pension under this Section 2.03, and the Employee’s right to revoke any such election along with the effect of such revocation.  If an Employee makes a request for additional information during the applicable election period, the Plan Administrator shall furnish such information, in terms of dollars per benefit payment, to the Participant within 30 days of such request.

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(c)

An Employee may revoke any election and make a new election with his spouse’s consent at any time during the applicable election period as specified above.  The new election must be consented to by the spouse in the same manner as described above (unless the Employee can establish to the satisfaction of the Plan Administrator that consent cannot be obtained because the Employee’s spouse cannot be located or such other circumstances as may be provided by applicable government regulations), unless the prior consent of the spouse expressly permits election of the Basic Pension by the Employee without additional consent by the spouse; provided, however, that no general consent of the spouse is valid, unless the general consent acknowledges that the spouse has the right to limit consent to a specific beneficiary and a specific optional form of benefit and that the spouse voluntarily elects to relinquish both of such rights.

(d)

“Benefit commencement date” means “annuity starting date” as that term is used in Internal Revenue Code Section 417(e), i.e., the first day of the first period for which an amount is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Employee to payment of such benefit.

(e)

This paragraph (e) shall be applicable only in the circumstance where either due to short notice provided by a Participant or administrative oversight, the requirements of paragraph (c) above are not met for the Participant’s intended Annuity Starting Date.  Notwithstanding any other provision of the Plan and subject to the requirements set forth below, a Participant shall be permitted to elect to waive the requirement that the written explanation of the Joint and Survivor Pension be provided at least 30 days before the Annuity Starting Date so long as that written explanation is provided more than 7 days in advance of the date benefits actually commence (the “Benefit Commencement Date”) and, notwithstanding any other provision of the Plan to the contrary, the Plan may provide the written explanation of the Joint and Survivor Pension after the Annuity Starting Date:

(i)

Any Annuity Starting Date elected hereunder shall be no earlier than the first day of the month following the date the Participant first gives notice of his desire to commence receipt of benefits or, if later, the first day upon which he is eligible to commence receipt of benefits.

(ii)

If the Benefit Commencement Date is subsequent to the Annuity Starting Date, then on the Benefit Commencement Date the Participant receives a lump-sum payment equal to the monthly benefit payments that would have been made from the Annuity Starting Date to the Benefit Commencement Date had benefits started on the Annuity Starting Date plus an appropriate adjustment for interest calculated using the applicable interest rate (as described in Section 1.02);

(iii)

The periodic payments beginning on the first of the month coincident with or next following the Benefit Commencement Date for a Participant whose Annuity Starting Date precedes the Benefit Commencement Date are in the same amount as the periodic payments that would have been paid to the Participant had payment actually commenced on the Annuity Starting Date.

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(iv)

The applicable election period does not end  before the 30th day after the date on which such explanation is provided or, if the Participant elects, such 30 day requirement may be waived as long as the distribution commences more than 7 days after such explanation is provided.

(v)

The Participant’s spouse as of the Benefit Commencement Date consents (in the manner described in paragraph (a) above) to any retroactive Annuity Starting Date election if the survivor payments under a retroactive annuity are less than the survivor payments would have been under an optional form of benefit that would satisfy the requirements of the Joint and Survivor Pension on the Benefit Commencement Date.

(vi)

The benefit distribution (including appropriate interest adjustments) based on a retroactive Annuity Starting Date meets the requirements of Code Section 415 (and in the case of a non-annuity distribution Code Section 417(e)(3)) using the Benefit Commencement Date for all purposes (including for determining the applicable interest rate and the applicable mortality table).  The Plan is not required to show compliance with Code Section 415 as of the Benefit Commencement Date if that date is no more than twelve months after the retroactive Annuity Starting Date.

          A Participant shall have until the later of (i) the Benefit Commencement Date or (ii) the eighth day following the date the Participant is provided with the explanation of the Joint and Survivor Pension in which to revoke any waiver made by the Participant under this paragraph.

(f)

Unless there is an administrative delay, distributions must start not more than 90 days after the Plan Administrator furnishes the Participant with the written explanation of the Joint and Survivor Pension.

(g)

An Employee who terminated after September 1, 1974 and prior to August 23, 1984 who has not commenced to receive his benefits before August 23, 1984 shall receive his benefit in the form of a Joint and Survivor Pension, if he is married, under the terms of the Plan as in effect at the time of termination of his employment unless he elects against such Joint and Survivor Pension in favor of some other form of distribution available to him under the terms of the Plan at the time he retired.  There shall be no spousal consent requirement applicable to the waiver of the Joint and Survivor Pension by such an Employee.

2.04	Re-employment.

(a)	If a former Employee is reemployed by the Company at a time when he is receiving a pension hereunder, the Employee’s pension benefit shall be suspended throughout the period of his reemployment.

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Upon such Employee’s subsequent cessation of reemployment the pension benefit payable to or with respect to such Employee, if any, shall resume upon the Benefit Resumption Date, which shall be the first day of the calendar month following the calendar month in which the Employee terminates reemployment.

From and after the Benefit Resumption Date, the Pension payable under this Plan, if any, to or with respect to such a former Employee who is reemployed shall be determined as follows:

(i)

With respect to an Employee who is reemployed, the Basic Pension payable at the time of the termination of his reemployment shall be based on his years of Credited Service and Benefit Rate at the time of termination of reemployment; provided, however, that in the increase in the employee’s basic pension as so determined over the Basic Pension payable to him prior to his reemployment shall be reduced by an offset to take into account the fact that pension benefits (other than Disability Benefits) have been previously paid to such Employee.  Such offset shall be the Actuarial Equivalent of pension benefits previously distributed to the Employee.

(ii)	(1)

In the case of a reemployed Employee whose initial termination of employment was after his Normal Retirement Date, whether the Employee’s benefit upon termination of employment is paid as a Basic Pension or under one of the other options available under the Plan depends on the form of settlement option in effect for such Employee prior to his reemployment.  Reemployment shall not entitle such Employee to revise such settlement option.

(2)

In the case of an Employee whose initial termination of employment was prior to Normal Retirement Date, the portion of his pension payable upon termination of reemployment which is not in excess of his pension payable prior to reemployment shall continue to be paid under the settlement option in effect for such Employee prior to reemployment.  Reemployment shall not entitle such Employee to revise such settlement option as to such portion of his benefit.  However, the usual rules regarding election of form of payment set forth in Section 2.03 shall apply to that portion of his Basic Pension  following reemployment which is in excess of his Basic Pension accrued to the date of his first termination of employment.

(iii)

On the Employee’s Benefit Resumption Date (or date of his actual later retirement in the case of a late retiring Employee under Section 2.01), the Employee shall also be paid the amount of benefit which would have been paid to the Employee during any calendar month of his reemployment period (or, in the case of a late retiring Employee under Section 2.01, the period after his Normal Retirement Date until his actual retirement date) had he not been reemployed (or, in the case of a late retiring Employee, had he not continued in employment) if in such calendar month the Employee had less than 40 Hours of Service (as Hours of Service are defined in Section 1.16 but excluding Hours of Service which are attributable to authorized leaves of absence other than for service in the Armed Forces of the United States).

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The benefit due with respect to any such month in which the Employee had less than 40 such Hours of Service shall be increased by interest at the rate of 6% compounded annually for the period from the date the payment for such month would have been made had the Employee not been reemployed (or, in the case of a late retiring Employee, had he not continued in employment) until the Employee’s Benefit Resumption Date (or his actual retirement date in the case of a late retiring Employee under Section 2.01).  In the event of a married Employee’s death while reemployed (or, in the case of a late retiring Employee, while continuing in employment beyond Normal Retirement Date), the benefits due with respect to any such month in which the Employee had such 40 Hours of Service shall be paid to the surviving spouse, if any, provided the Employee did not elect, and his spouse consented, to receive his benefits in the form of the Basic Pension.

(iv)	(1)

With respect to an Employee described in subparagraph (ii)(1) above, if the reemployed Employee dies while reemployed, no Spouse’s Benefit will be paid with respect to such Employee under the provisions of Article V.  In the event of such Employee’s death while reemployed, the benefit, if any, payable shall depend on whether the settlement option in effect for the Employee prior to his reemployment provided for a continuing payment upon the Employee’s death and whether the recipient of such payment survives the Employee.  The amount of the payment, if any, shall be the amount which would have been due to the contingent annuitant had the Employee retired on the day immediately preceding the date of his death, immediately commenced to receive his pension and then died.

(2)

With respect to an Employee described in subparagraph (ii)(2) above, if such individual dies while reemployed, a Spouse’s Benefit will be paid with respect to such Employee under the provisions of Article V unless the Employee has waived the Spouse’s Benefit pursuant to Article V.  Such Spouse’s Benefit shall be computed with respect to that part of the individual’s Basic Pension accrued to the date of his death while reemployed which is in excess of the Basic Pension he had earned to the date of his first termination of employment.

(v)

An Employee may request, and the Company in a reasonable amount of time will render, a determination of whether any specific contemplated reemployment or continued employment beyond Normal Retirement Date with the Company will result in a suspension of benefits.  Such request shall be processed in accordance with the usual Plan claims procedure.

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(b)	(i)

No payment shall be withheld unless the Plan Administrator notifies the Employee by personal delivery or first class mail during the first calendar month or payroll period in which the Plan withholds payments that his or her benefits are suspended.  Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a description of this provision relating to the suspension of payments, a copy of such provision, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203.3 of the Code of Federal Regulations.  In addition, the notice shall inform the Employee of the Plan’s procedures for affording a review of the suspension of benefits.  Requests for such review shall be considered in accordance with the Plan’s claims procedure.

	(ii)	The notification described in the preceding subparagraph shall also be provided in the case of an Employee who continues in employment beyond Normal Retirement date.

(c)

If any individual is reemployed following receipt of a lump sum distribution under this Plan, the Basic Pension payable to such person shall be calculated based upon the Benefit Rate in effect at the time of his termination of reemployment and his number of years of initial Credited Service and his years of Credited Service during his reemployment; provided, however, that such Basic Pension shall be reduced by the Actuarial Equivalent of the lump sum amount previously paid to him.

2.05	Required Distributions.

(a)

Payment of benefits shall commence to an Employee no later than April 1 following the calendar year in which he attains age 70½ even if he remains in the employ of the Company.  The Basic Pension payable to such an individual in the year in which benefits commence shall be equal to such individual’s Accrued Pension on the date benefits commence.  The Basic Pension payable to such person in each subsequent year shall be equal to the Accrued Pension of such person on the last day of the prior year reduced (but not reduced below the amount of Basic Pension on the date payments initially commence) by the Actuarial Equivalent value of total payments made to the individual under the Plan by the close of that prior year.

(b)

In the case of an Employee who attains age 70½ prior to January 1, 1988, paragraph (a) above shall apply only if such Employee was a more than 5% owner of the Company, as defined in Internal Revenue Code Section 416(i)(1)(B), during the five year period ending with the calendar year in which the Employee attained age 70½.  If the Employee becomes a more than 5% owner during any subsequent year, payment of benefits shall commence no later than April 1 of the calendar year following the calendar year in which the Employee becomes a more than 5% owner.  An individual who attains age 70½ in 1988 shall be treated as though he attained age 70½ in 1989.

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(c)

Paragraph (a) shall not be applicable to an Employee who turns age 70½ in calendar year 2003 or later and who is not a more than 5% owner of the Employer as defined in Internal Revenue Code Section 416(i)(1)(B).  Pension benefits to an Employee described in the preceding sentence shall commence on the Late Retirement Date, i.e., the first day of the month coincident with or next following retirement.  Notwithstanding Section 2.01, the Basic Pension of such an Employee shall not be less than the Employee’s Accrued Pension on April 1 following the calendar year the Employee attained age 70½ increased annually (as described in Proposed IRS Regulation Section 1.411(b)-2(b)(4)(iii) for plans which do not suspend benefits) until the Late Retirement Date by the greater of (i) the Actuarial Equivalent of the Basic Pension that the Employee would have received had the pension commenced on April 1 following the calendar year in which the Employee attained age 70½, plus the Actuarial Equivalent of any additional accrued benefits arising after that date, reduced by the Actuarial Equivalent value of any distributions to the Employee made after that date, or (ii) the additional accrued benefits arising because of the Employee’s continued service.

2.06	Special Requirements.

(a)

All distributions will be made in accordance with the rules of Internal Revenue Code Section 401(a)(9) and regulations thereunder, including rules of IRS Regulation Section 1.401(a)(9)-2.  The rules of Internal Revenue Code Section 401(a)(9) and regulations thereunder shall override any distribution options described in this Plan to the extent that those options could be considered to be inconsistent with the requirements of Code Section 401(a)(9) and regulations thereunder.  The rules set forth in the Plan regarding time of commencement of distribution and method of distribution shall be in lieu of the default provisions in IRS Regulation Sections 1.401(a)-1, 1.401(a)(9)-1 and 1.401(a)(9)-2.  For purposes of determining compliance with Code Section 401(a)(9), life expectancies shall not be recalculated.

(b)

Paragraph (a) above shall not apply with respect to distributions made for calendar years beginning on or after January 1, 2002.  With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary.  This paragraph (b) shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

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2.07	Impact of Amendments on Prior Retired or Terminated Employees.

          It is recognized that this Plan has been amended and will continue to be amended from time to time.  Unless otherwise specifically stated in the amendment to the contrary, no amendment to this Plan shall have any applicability to persons who retired or otherwise terminated employment prior to the effective date of such amendment.  The benefits of such persons shall be governed by the provisions of the Plan as in effect at the time of their retirement or earlier termination of employment.

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ARTICLE III

DISABILITY BENEFIT

3.01	Eligibility and Payment.

          Any Employee who incurs a Disability after attaining age 50 and who has completed at least 15 years of Credited Service, or who at any age has completed 25 years of Credited Service, if the benefits provided under any accident and health plan maintained by the Company have ended, shall be entitled to receive a Basic Pension which shall be equal to his Accrued Pension on his Disability Retirement Date.

3.02	Duration of Payment.

(a)	(i)

An Employee entitled to a Disability Pension shall not have incurred a benefit commencement date within the meaning of Section 2.03 until Normal Retirement Date. Nevertheless, on such Employee’s Disability Retirement Date his Disability Pension shall commence in such form as the Employee elects in accordance with the procedures set forth in Section 2.03 while treating the Disability Retirement Date as the benefit commencement date for this purpose.

(ii)

A Disability Pension shall be payable only during continuous “Disability” as the term is defined in Section 1.10.  The Disability Pensioner may be required by the Plan Administrator to submit to a medical examination by a physician appointed by the Plan Administrator to determine whether or not the Disability exists or has continued, but not more often than once every six months.  If, after Disability Pension payments have begun, it is found that the Pensioner is no longer totally and permanently disabled, the Pensioner’s Disability Pension shall cease and he shall be entitled to return to such employment as his seniority status would entitle him to if he were returning from sick leave.  In the event a request is made for a medical examination of a Disability Pensioner as herein provided and the request is refused, such refusal of itself shall be cause for discontinuance of any pension payments at least until the Pensioner submits to examination.  Once a Disability Pensioner reaches his Normal Retirement Date, the Disability Pension shall be continued, as provided in (b) below, even if his Disability should cease to exist after that date.

(iii)

In the event of the death prior to his Normal Retirement Date of an Employee who had been receiving a Disability Pension, if such Employee was married at the time of his death and if the Employee was receiving a Disability Pension in a form other than a Joint and Survivor Pension for the benefit of himself and the spouse to whom he is married on his date of death, then the Disability Pension shall be discontinued, no continuing annuity shall be payable to the Employee’s spouse or any other person with respect to such Disability Pension, but instead the surviving spouse to whom the Employee was married at the time of his death shall be entitled to the Automatic Survivor Income Benefit described in Section 6.01.  Such benefit shall commence at the time elected by such surviving spouse in accordance with the requirements of Section 6.01 and shall be calculated with respect to the Employee’s Benefit Service and Benefit Rate in effect on his Disability Retirement Date.

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(iv)

In the event of the death prior to his Normal Retirement Date of an Employee who had been receiving a Disability Pension, if such Employee was married at the time of his death, and if the Employee was receiving a Disability Pension in the form of the Joint and Survivor Pension for the benefit of himself and the spouse to whom he was married at the time of his death, then such individual’s surviving spouse shall elect whether to receive the Automatic Survivor Income Benefit described in the preceding subparagraph or, instead, to receive the survivor portion of the Joint and Survivor Pension which the Employee had been receiving since Disability Retirement Date with such survivor portion to commence effective as of the first of the month coincident with the next following the Employee’s death.

(b)

The Employee’s attainment of his Normal Retirement Date shall be considered his benefit commencement date under Section 2.03.  Payment of his continuing Disability Pension from and after Normal Retirement Date shall be made in the manner specified in Section 2.03 based on his Accrued Pension at his Disability Retirement Date.  No other pension shall be payable to or with respect to the Employee under this Plan.

(c)	The pension payable hereunder to a disabled Employee whose Disability is considered to have ended prior to his reaching his Normal Retirement Date shall be handled as follows:

(i)

If such Employee’s Disability ceases prior to his reaching age 65 but he is not reemployed by the Company or an Affiliated Employer, then upon such cessation, the Employee will be entitled to a pension determined in accordance with Section 2.02 or Section 4.01, whichever is applicable, such Pension to be equal to that to which he would have been entitled to thereunder upon termination of his service on his Disability Retirement Date based upon the provisions of the Plan, his age and Credited and Vested Service he had accrued, all determined as of his Disability Retirement Date.

(ii)

If such Employee’s Disability ceases prior to his reaching age 65 and he is thereupon reemployed by the Company or an Affiliated Employer, the Disability Pension Benefit payable to him shall cease and his prior Credited Service and Vested Service shall be determined under Sections 1.09 and 1.24 hereof.

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ARTICLE IV

SEVERANCE BENEFITS

4.01	Deferred Vested Pension.

          An Employee shall be entitled to a Deferred Vested Pension if his employment with the Company and all Affiliated Employers is terminated (other than by death) and he has completed at least 5 years of Vesting Service before he has become entitled to any pension under Articles II and III hereof.  The amount of his Deferred Vested Pension shall be his Accrued Pension as of his Deferred Vested Retirement Date and its payment shall be governed by the provisions of Sections 4.02 and 4.03.

4.02	Required Procedures.

(a)

Notification.  At the time of the termination of an Employee entitled to a Deferred Vested Pension, the Plan Administrator shall inform him of his right thereto, the necessity of applying for such Pension when it becomes payable, and the time and procedure for making such application.

(b)

Application and Payment.  By filing a written application no earlier than 90 days before his Normal Retirement Date, a former Employee may receive his Deferred Vested Pension beginning on his Normal Retirement Date.  An Employee who has completed 15 years of Credited Service prior to his Deferred Vested Retirement Date may elect to receive his Deferred Vested Pension commencing on the first of any month after his 62nd birthday.  In such event, he shall be eligible to receive an immediate benefit in the following reduced amount:

Age 62 receipt - 80% of the Deferred Vested Pension which would have been payable Normal Retirement Date.

Age 63 receipt - 86.7% of the Deferred Vested Pension which would have been payable at Normal Retirement Date.

Age 64 receipt - 93.3% of the Deferred Vested Pension which would have been Payable at Normal Retirement Date.

Payment of the Deferred Vested Pension shall be made in the manner specified under Section 2.03 commencing on his Normal Retirement Date or such earlier date as he shall elect. In the circumstance in which a former Employee files a written application after his Normal Retirement Date, he shall be entitled to receive a benefit on his Annuity Starting Date which is an amount equal to the Actuarial Equivalent value of his Normal Accrued Pension as defined in Section 1.02.

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	4.03	Election of Former Vesting Provisions.

          In the event the eligibility requirements of this Plan for a Deferred Vested Pension are hereafter directly or indirectly amended or such requirements of any preceding Plan have been amended by adoption of this amendment and restatement, any Employee covered under the Plan on the day prior to the effective date of such amendment who has completed at least three (3) Years of Vesting Service may elect to have his eligibility for a Deferred Vested Pension determined without regard to such amendment by notifying the Plan Administrator in writing during the election period as hereafter defined.  The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of the following dates:

	(a)	The date which is 60 days after the date the amendment is adopted;

	(b)	The date which is 60 days after the day the Plan amendment becomes effective; or

(c)

The date which is 60 days after the day the Employee is issued written notice of the amendment by the Company or Plan Administrator.  Such election shall be available only to an individual who is an Employee at the time such election is made and such election shall be irrevocable.

4.04	Nonforfeitable Upon Attainment of Age 65.

          Notwithstanding any other provision hereof, an Employee who attains the later of his 65th birthday or the 5th anniversary of the date upon which he first became an Employee shall at such time have a fully vested and nonforfeitable interest in his benefit hereunder.  The amount and time of payment of such benefit shall be determined as elsewhere provided herein.

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ARTICLE V

DEATH BENEFITS

5.01	Before Benefits Commence.

(a)

If any Employee who has at least 5 years of Vesting Service or any former Employee who terminated after August 22, 1984 and who was entitled to a Deferred Vested Pension under the terms of the Plan at the time of his termination of employment dies before his benefit commencement date (as defined in Section 2.03) then his surviving spouse, if any, shall be entitled to a monthly benefit for life (the “Spouse’s Benefit”).

(b)

The monthly amount of the benefit under this Section 5.01 payable to the surviving spouse shall be an amount equal to what such spouse would have received under the survivor portion of the Joint and Survivor Pension which would have been payable to the Employee or former Employee if he had commenced to receive a Joint and Survivor Pension on the date payments commence under whichever is applicable of Section 2.01, 2.02 or 4.01 under paragraph (c) below (based on his Credited Service through, and Benefit Rate in effect on, his date of death or earlier termination of employment) and died on that date, reduced by the Reduction Factor specified below in order to take into account the cost of the Spouse’s Benefit for each year the Spouse’s Benefit was in effect, and died on the day after such date.

The Spouse’s Benefit cost Reduction Factor shall initially be:

Age of Employee While Coverage is in Effect	Reduction of Employee’s or Spouse’s Benefit for Each Year in Which Spouse’s Benefit Coverage is in Effect

Under 45.1%
45-54.3%
55 and over	.5%

(c)

Provided that the surviving spouse survives to such commencement date, payment of the Spouse’s Benefit will commence on the later of (a) with the consent of the surviving spouse the first day of the month following the Employee’s or former Employee’s date of death, (b) with the consent of the surviving spouse and if the Employee had completed 15 years of Credited Service the first day of any month coincident with or following the date the Employee or former Employee would have attained age 62 or (c) Normal Retirement Date.  Notwithstanding the above, if applicable, with the consent of the surviving spouse the Spouse’s Benefit shall commence on the first day of the month coincident with or next following the date on which the Employee or former Employee would have attained his Disability Retirement Date, if earlier than the above.

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(d)

Upon the Employee’s benefit commencement date under Section 2.03, his benefit will be reduced by the Reduction Factor described in paragraph (b) in order to take into account the cost of the Spouse’s Benefit for each year it was in effect.  An Employee may waive the Spouse’s Benefit as provided in paragraph (f) below; however, his benefit upon retirement will still be reduced to cover the cost of the Spouse’s Benefit for the period during which it was not waived.

(e)

At any time during the applicable election period, an Employee may waive the Spouse’s Benefit in a written instrument if his spouse consents to his waiver (in a written instrument acknowledging the effect of such waiver, witnessed by a plan representative or notary public).  The “applicable election period” for purposes of this Section shall be the period which begins on the first day of the Plan Year in which the Employee attains age 35 or during which he terminates employment, if earlier and ends on the date of the Employee’s death (or such other period as may be required by applicable governmental regulations).  An Employee may revoke any waiver of the Spouse’s Benefit and make a new waiver with his spouse’s consent at any time during the applicable election period as specified above.

(f)

During the applicable notice period, the Plan Administrator shall furnish to the Employee a written notification of the terms and conditions of the Spouse’s Benefit, the availability and effect of any election under this Section to waive the Spouse’s Benefit, the necessity of the Employee’s spouse’s consent to such a waiver for it to be valid, and the Employee’s right to revoke any such election along with the effect of such revocation.

The “applicable notice period” means, with respect to an Employee, whichever of the following period ends last:

	(i)	The period beginning with the first day of the Plan Year in which the Employee attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Employee attains age 35;

	(ii)	A reasonable period of time after the individual becomes an Employee;

	(iii)	A reasonable period of time after the survivor benefit provisions of Internal Revenue Code Section 401(a)(11) become applicable to the Participant; or

	(iv)	A reasonable period of time after separation from service in the case of an Employee who separates from service before age 35.

(g)

Notwithstanding any other provision hereof to the contrary, as to an Employee who terminated with 10 years of Vesting Service after December 31, 1985 and before August 23, 1984, who dies before commencing to receive benefits, the terms of Section 5.01 shall be applicable to such Employee and a Spouse’s Benefit shall be payable to his spouse only if he elects to have Section 5.01 made applicable to him pursuant to the requirements of Section 303(e)(2) and (3) of the Retirement Equity Act of 1984 (and regulations thereunder).

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5.02	After Benefit Commencement Date.

          No benefits shall be payable under Section 5.01 if an Employee’s benefit commencement date (as defined in Section 2.03) has occurred prior to his death.  In such case, the form, payee and amount of benefit payable, if any, shall be in accordance with the option applicable to the Employee as a result of his election or non-election under Section 2.03.

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ARTICLE VI

TRANSFERS

          In the absence of specific provisions to the contrary, the following shall be the rules applicable in the case of transfers:

(a)	From or to another Defined Benefit Plan of the Company

(i)

If an Employee participating in this Part C is transferred to a position with the Company which makes him ineligible for continued coverage under this Part C but he then becomes covered by Part B or another private non-governmental defined benefit plan (the “Other Plan”) maintained by the Company, upon his termination of employment eligibility for a pension and the amount of such pension, if any, shall be determined under the provisions of Part B or the Other Plan based upon his total Credited Service (i.e., his Credited Service under this Part C plus his Credited Service under Part B or the Other Plan) with the Company.  His pension, if any, shall be paid as follows: From Part B or the Other Plan, the Employee will receive the pension payable under Part B or the Other Plan based on his total Credited Service (Credited Service under this Part C plus Credited Service under Part B or such Other Plan) with the Company reduced by his Accrued Pension hereunder at the time of his transfer.  From this Plan, he shall receive an amount equal to his Accrued Pension hereunder at the time of his transfer.

(ii)

If an Employee is transferred from another group of employees who are ineligible for coverage under this Part C but who are covered under Part B or the Other Plan so that the Employee becomes eligible for coverage under this Part C, upon his termination of employment eligibility for a pension and the amount of such pension, if any, shall be determined under the provisions of this Part C based upon his total Credited Service (i.e., his Credited Service under this Part C plus his Credited Service under Part B or the Other Plan) with the Company.  His pension, if any, shall be paid as follows: From this Part C the Employee will receive the pension payable under this Part C based upon his total Credited Service with the Company reduced by his Accrued Pension under Part B or the Other Plan at the time of his transfer.  From Part B or the Other Plan he shall receive an amount equal to his Accrued Pension thereunder at the time of his transfer.

(iii)

For purposes of determining an Employee’s eligibility for a Deferred Vested Pension under this Part C or Part B or any Other Plan, his total Vesting Service as determined under the rules of this Part C with the Company shall be taken into account.

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(b)	From or to a Defined Contribution Plan of the Company

(i)

If an Employee participating in this Part C is transferred to a position with the Company which makes him ineligible for continued coverage under this Part C and in his new position he is either covered under a defined contribution plan (or not covered by any plan), he shall retain the Accrued Pension which he had as of the last day of the month in which such transfer occurs.  He shall continue to be credited with Vesting Service (but not Credited Service) as long as he remains in the employ of the Company.  Upon termination of employment, eligibility for a pension hereunder shall be based upon his total Vesting Service, but the amount of such pension shall be based upon his Accrued Pension as of the last day of the month in which his transfer occurs.

(ii)

If a person is transferred from a position with the Company in which he is ineligible for coverage under this Part C (and in which he is either covered under a defined contribution plan or not covered under any plan) to a position with the Company in which he is eligible for coverage under this Part C he shall be credited with Vesting Service (but not Credited Service) under the rules of this Part C for his prior employment in the ineligible position.

(c)	Transfer from or to an Affiliated Employer

(i)

If an Employee participating in this Part C is transferred to a position with an Affiliated Employer which makes him ineligible for continued coverage under this Part C, he shall retain the Accrued Pension which he had as of the last day of the month in which such transfer occurs.  He shall continue to be credited with Vesting Service (but not Credited Service) as long as he remains in the employ of the Affiliated Employer.  Upon termination of Employment, eligibility for a pension hereunder shall be based upon his total Vesting Service, but the amount of such pension shall be based upon his Accrued Pension as of the last day of the month in which his transfer occurs.

(ii)

If a person is transferred from a position with an Affiliated Employer in which he is ineligible for coverage under this Part C to a position with the Company in which he is eligible for coverage under this Part C he shall be credited with Vesting Service (but not Credited Service) under the rules of this Part C for his prior employment in the ineligible position.

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ARTICLE VII

PLAN AMENDMENT

          7.01     Amendment in General.

          So long as the Pension Agreement remains in effect, this Part C shall not be amended or modified by the Company, except by agreement between the parties and to such extent as may be proper or permissible under said Agreement.  Upon the termination of the Pension Agreement, the Company shall have the right to continue this Part C in effect and to amend or modify this Part C , except as may otherwise be provided by any subsequent agreement between the Company and the Union affecting this Part C.

          7.02     Qualification Amendments by the Company.

          The Company may make such amendments, which may be retroactive to the extent permitted by law, as may be required by the Internal Revenue Service or by changes in the law from time to time in order to maintain qualification of the Plan and the Trust Fund under the appropriate provisions of the Internal Revenue Code or the Employee Retirement Income Security Act of 1974.  Anything to the contrary notwithstanding, any person who becomes entitled to a benefit from the Trust Fund shall not be affected by any benefit increases resulting from a subsequent Plan amendment, unless such amendment specifically provides otherwise.

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ARTICLE VIII

GENERAL PROVISIONS

          8.01     Minimum Optional Form of Benefit.

          This paragraph relates to a change in actuarial equivalency factors adopted prior to September 15, 1985 and effective as of January 1, 1984.  Notwithstanding any provision hereof to the contrary, the pension payable to an Employee in any form other than the Basic Pension shall be equal to the greater of (l) the amount of the optional form of pension to which the Employee is entitled under the terms of the Plan as described herein, including the method and assumptions for computing actuarial equivalencies, or (2)(a) in the case of an Employee terminated on or prior to August 31, 1985 the amount of optional form of pension to which the Employee would have been entitled under the optional form of payment in question on the date of termination of employment or (b) in the case of an Employee who terminates after August 31, 1985 the amount of optional form of pension to which the Employee would have been entitled had the Employee terminated on August 31, 1985 and selected the optional form of payment in question, determined for both clauses (a) and (b) under the terms of the Plan as in effect on December 31, 1983 (including the method and assumptions for computing actuarial equivalencies as in effect as of December 31, 1983).

          8.02     Small Amounts.

          If the Actuarial Equivalent lump sum value of an Employee’s Pension under Section 2.01, 2.02 or 4.01, whichever is applicable, is at the time of his termination of employment (and remains on the date of distribution less than $3,500 ($5,000 after 1997) or such other amount as may be specified from time to time under the Internal Revenue Code and regulations thereunder), such lump sum value shall be paid to the Employee as soon as practicable following his termination of employment in lieu of the monthly Pension otherwise payable under the Plan.  If the Employee’s benefit commencement date, as defined in Section 2.03, shall already have occurred, lump sum payment shall be made only if the Employee so elects and, if he is married, the Employee’s spouse has consented to such election in accordance with Section 3.04.  This Section is effective January 1, 1995.  Persons who terminated before January 1, 1995 shall be subject to this Section and shall receive the distributions called for by this Section as soon as practicable after January 1, 1995.

          8.03     Retirement During Authorized Absence.

          An Employee who has been granted an authorized leave of absence by the Company and who otherwise is eligible to retire and receive a pension may do so without returning to active employment with the Company.

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